SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  August 4, 1995


                         National Home Health Care Corp.
                (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-12927                    22-2981141
 (State or Other Jurisdiction       (Commission              (IRS Employer
  of Incorporation)                  File No.)             Identification No.)




   850 Bronx River Road, Yonkers, New York                    10708
  (Address of Principal Executive Offices)                  (Zip Code)


   Registrant's telephone number, including area code (914) 776-6800


                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

   Item 2.        Acquisition or Disposition of Assets.

                        On August 4, 1995, National Home Health Care Corp. (the "Corporation") consummated the acquisition of 100% of the outstanding capital stock of Nurse Care, Inc., a Connecticut corporation ("Nurse Care"), from John and Aileen O'Connell (the "Selling Stockholders"). In consideration for the transaction, the Corporation paid $3,150,000 in cash, which was generated from internal funds, subject to certain post-closing reductions. The purchase price was a result of arms-length negotiations between the Corporation and the Selling Stockholders.

                        The acquisition of the stock of Nurse Care was made pursuant to the Agreement for the Purchase of Stock of Nurse Care, Inc. and Related Transactions between the Corporation and the Selling Stockholders dated as of July 31, 1995. Nurse Care is the parent company of New England Home Care, Inc., a Connecticut corporation ("New England"). New England is a Medicare certified home health agency currently providing services in Fairfield and New Haven counties in the state of Connecticut. New England entered into a one-year employment agreement to retain the services of Ms. O'Connell as an executive officer at an annual salary of $125,000.







































   Item 7.        Financial Statements and Exhibits.

   (a)                  Financial Statements of Business Acquired

                        It is impracticable to provide the financial statements required by Item 7(a) relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Corporation will file the required financial statements as soon as practicable, but no later than October 18, 1995.

   (b)                  Pro Forma Financial Information

                        It is impracticable to provide the pro forma financial information required by Item 7(b) relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Corporation will file pro forma financial information as soon as practicable, but no later than October 18, 1995.

   (c)                  Exhibits

                        Exhibit Number    Description

                        10.1 Agreement for Purchase of Stock of Nurse Care, Inc. and Related
                                          Transactions dated as of July 31,
                                          1995, between National Home Health
                                          Care Corp., a Delaware corporation,
                                          John O'Connell and Aileen O'Connell.

                        10.2 Employment Agreement, dated as of August 1, 1995, between New England and Aileen O'Connell.























                                    SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NATIONAL HOME HEALTH CARE CORP.


 Dated:  August 16, 1995                      By:/S/ ROBERT P. HELLER
                                              Robert P. Heller
                                              Vice President of
                                              Finance, Chief Financial
                                              Officer and Principal
                                              Accounting Officer







































                                  EXHIBIT INDEX


 Exhibit No.                 Description                              Page No.

     10.1           Agreement for Purchase of Stock
                    of Nurse Care, Inc. and Related
                    Transactions, dated as of July 31, 1995
                    between National Home Health Care
                    Corp., a Delaware corporation, John
                    O'Connell and Aileen O'Connell.

     10.2           Employment Agreement, dated as
                    of August 1, 1995, between New England
                    Home Care, Inc. and Aileen O'Connell


































                                                               EXHIBIT 10.1

                        AGREEMENT FOR THE PURCHASE OF THE

                            STOCK  OF NURSE CARE, INC.

                             AND RELATED TRANSACTIONS
















                             DATED AS OF JULY 31, 1995

                                TABLE OF CONTENTS


                                                                          Page

   1.             Purchase and Sale of Shares                                2
                  1.1.    Purchase and Sale                                  2
                  1.2.    Purchase Price for the Acquired Shares             2
                  1.3.    Manner of Payments at Closing                      2
                  1.4.    Lease of Waterbury Site                            2

   2.             Time and Place of the Closing                              3

   3.             Representations and Warranties of the Sellers              3
                  3.1.      Authority of the Sellers                         3
                  3.2.      Authority of the Companies                       3
                  3.3.      Enforceability                                   4
                  3.4.      Ownership of Stock                               4
                  3.5.      Existence and Qualification                      4
                  3.6.      Capitalization                                   5
                  3.7.      Consents and Approvals; No Violation             6
                  3.8.      Material Contracts                               7
                  3.9.      Financial Statements                             9
                  3.10.     Absence of Undisclosed Liabilities; Accounts
                            Payable                                         10
                  3.11.     Assets Used in the Business                     10
                  3.12.     Waterbury Site                                  11
                  3.13.     Leased Real Property                            11
                  3.14.     Intangible Assets                               11
                  3.15.     Receivables                                     12
                  3.16.     Complete Business                               13
                  3.17.     Capital Improvements                            13
                  3.18.     Absence of Certain Changes                      14
                  3.19.     Litigation                                      16
                  3.20.     Insurance                                       16
                  3.21.     Employee Benefit Plans                          17
                  3.22.     Environmental Matters                           18
                  3.23.     Deliveries of Documents; Corporate Records      20
                  3.24.     Tax Matters                                     20
                  3.25.     Compliance with Laws; Permits, Etc.             23
                  3.26.     Conflicts                                       24
                  3.27.     Customers                                       25
                  3.28.     Labor Matters                                   25
                  3.29.     Bank Accounts                                   26




                                  -ii-







                                TABLE OF CONTENTS (continued)



                                                                          Page

                  3.30.     Officers and Directors                          26
                  3.31.     Employees and Other Health Care Personnel       26
                  3.33.     Subsidiaries                                    26
                  3.33.     No Brokers                                      27
                  3.34.     Material Disclosure                             27

   4.             Representations and Warranties by the Buyer               27
                  4.1.      Authority of the Buyer                          27
                  4.2.      Enforceability                                  28
                  4.3.      Existence and Qualification                     28
                  4.4.      Consents and Approvals; No Violation            28
                  4.5.      No Brokers                                      29
                  4.6.      Accounts Receivable                             29

   5.             Further Agreements of the Parties                         30
                  5.1.      Payment of Taxes, Etc.                          30
                  5.2.      Access to Books and Records                     30
                  5.3.      Payment of Certain Costs, Expenses, Etc.        30
                  5.4       Consents                                        31
                  5.5       Filings                                         31
                  5.6       Additional Agreements                           31
                  5.7       Employment Agreement                            32
                  5.8       Confidentiality and Non-Solicitation            32
                  5.9       Lease of Waterbury Site                         32
                  5.10      Net Worth                                       32
                  5.11      Closing Date Balance Sheet; Purchase Price
                            Adjustment                                      32

   6.             Closing Conditions                                        33
                  6.1.      Conditions to Obligation of the Buyer           33
                  6.2.      Conditions of the Sellers to Closing            35

   7.             Deliveries at Closing                                     37
                  7.1.      Deliveries by the Buyer                         37
                  7.2.      Deliveries by the Sellers                       38




                                 -iii-




                           TABLE OF CONTENTS (continued)


                                                                          Page

   8.   Indemnification                                                     39
                  8.1.      Survival of Representations, Warranties
                              and Agreements                                39
                  8.2.      Indemnification by the Sellers                  40
                  8.3.      Indemnification by the Buyer                    41
                  8.4.      Procedure for Indemnification                   42
                  8.5.      Remedies Cumulative                             43

   9.   Miscellaneous                                                       43
                  9.1.      Amendment and Modification                      44
                  9.2.      Waiver of Compliance; Consents                  44
                  9.3.      Notices                                         44
                  9.4.      Assignment                                      45
                  9.5.      Governing Law                                   45
                  9.6.      Counterparts                                    46
                  9.7.      Interpretation                                  46
                  9.9.      Entire Agreement                                46
                  9.9.      Specific Performance                            47
                  9.10.     Severability                                    47
























                         INDEX TO SCHEDULES AND EXHIBITS
   Schedules*


   Schedule 3.4         Ownership of Stock and Allocation of Payments to
                        Sellers
   Schedule 3.6(a)      Capitalization of the Companies
   Schedule 3.6(b)      Options, Agreements, etc.
   Schedule 3.7         Defaults, Accelerations, etc.
   Schedule 3.8         Material Contracts
   Schedule 3.10        Accounts Payable
   Schedule 3.11        Certain Property Used by the Companies
   Schedule 3.13        Leased Real Property
   Schedule 3.14        Intangible Assets
   Schedule 3.15        Certain Receivables Matters
   Schedule 3.16        Assets Not Used Exclusively in Business
   Schedule 3.17        Capital Improvements and Expenditures
   Schedule 3.18        Certain Changes Since December 31, 1994
   Schedule 3.18(g)     -- Re Compensation or Benefits
   Schedule 3.19        Litigation
   Schedule 3.20        Insurance
   Schedule 3.21(a)     List of Benefit Plans
   Schedule 3.21(c)     Certain Premiums, etc.
   Schedule 3.22(a)     Environmental Permits
   Schedule 3.22(b)     Managed Hazardous Substances
   Schedule 3.24        Tax Matters
   Schedule 3.25        Compliance with Laws; Permits, Etc.
   Schedule 3.26        Conflicts
   Schedule 3.27        Customers
   Schedule 3.29        Bank Accounts
   Schedule 3.30        Officers and Directors
   Schedule 3.31 Employees and Other Health Care Personnel with Compensation in Excess of $10,000 Per Annum










_________________

  * Omitted. The omitted schedules will be provided to the Securities and Exchange Commission upon request.








   Exhibits

   Exhibit A                Escrow Agreement
   Exhibit B                Form of Employment Agreement
   Exhibit C                Form of Non-Competition Agreement
   Exhibit D                Form of Waterbury Lease Agreement
   Exhibit E                Form of Opinion of the Selling Group's Counsel
   Exhibit F                Form of Opinion of Buyer s Counsel
   Exhibit G                Accountants Reconciliation Schedule

















































                        AGREEMENT FOR THE PURCHASE OF THE
                            STOCK OF NURSE CARE, INC.
                             AND RELATED TRANSACTIONS

                            Dated as of July 31, 1995



                        The parties to this agreement are National Home Health

   Care Corp., a Delaware corporation (the "Buyer"), John O Connell and Aileen

   O Connell (such two individuals, the "Sellers"), Nurse Care, Inc., a

   Connecticut corporation (the "Company") and New England Home Care, Inc., a

   Connecticut corporation ("New England").  The Company and New England are

   sometimes referred to collectively as the "Companies," and the Companies and the Sellers are sometimes referred to collectively as the "Selling

   Group."

                        The Sellers collectively own all of the issued and

   outstanding capital stock of the Company, consisting of  the Company's common stock, $100 par value (the "Common Stock"), in the amounts set forth opposite their respective names on Schedule 3.4. In addition, the Company owns all of the issued and outstanding capital stock of New England.

                        The Companies are engaged in the business of providing

   home health care services, including staffing, within the State of

   Connecticut (the "Business").  Each of the Sellers currently is employed by

   the Companies in the Business.    Mr. O'Connell has an ownership interest

   in certain real property located in Waterbury, Connecticut leased to the

   Company for use in the operation of the Business (the "Waterbury Site").

                        The Sellers wish to sell, and the Buyer wishes to

   purchase, all of the outstanding capital stock of the Company on the terms set forth below. In addition, Mr. O'Connell and the Buyer wish to terminate the existing lease relating to the Waterbury Site and enter into a new lease relating thereto.

                        It is therefore agreed as follows:

                        1.    Purchase and Sale of Shares .

                        1.1   Purchase and Sale.  Upon the terms and subject

   to the conditions of this agreement, each of the Sellers (as applicable)

   hereby sells, assigns, transfers, conveys and delivers to the Buyer, and the Buyer hereby purchases, acquires and accepts from each of the Sellers,

   all of the shares of capital stock of the Company, owned by him or her

   (collectively, the "Acquired Shares"), which are shown on Schedule 3.4,

   free and clear of all Liens (as defined in Section 3.6(a)).

                        1.2   Purchase Price for the Acquired Shares .  The

   aggregate purchase price for the purchase of the Acquired Shares pursuant to the transactions contemplated hereby is $3,150,000.

                        1.3   Manner of Payments at Closing.  The cash payment

   to be made pursuant to Section 1.2 shall be made as follows:  (i) $575,000

   (the "Escrow Fund") shall be delivered to Parker Chapin Flattau & Klimpl,

   LLP, as escrow agent, to be held in escrow pursuant to the terms of the escrow agreement to be entered into by the parties on the date hereof,

   substantially in the form of Exhibit A (the "Escrow Agreement"), and (ii)

   the balance shall be paid to the Sellers by bank or certified check or wired funds.

                        1.4   Lease of Waterbury Site.  In addition to the

   sale of the Acquired Shares by the Sellers under this agreement, the









   existing lease relating to the Waterbury Site is being terminated and the

   Buyer is entering into the Waterbury Lease Agreement referred to in section

   5.9, relating thereto.

                        2.    Time and Place of the Closing.  The consummation

   of the transactions contemplated under this agreement (the "Closing") shall take place at 10:00 a.m., New York time, at the offices of Berchem, Moses &

   Devlin, P.C., 75 Broad Street, Milford, Connecticut, or the offices of the

   Buyer's counsel.

                        3.    Representations and Warranties of the Sellers.

   Each of the Sellers  severally and jointly represents and warrants to the

   Buyer as follows:

                        3.1   Authority of the Sellers.  Each of the Sellers

   has the full right and capacity    to enter into and perform this agreement

   and each of the following agreements, undertakings or instruments to which it is a party: the Employment Agreement referred to in clause (b) of section 5.9, the Waterbury Lease Agreement referred to in section 5.11, the

   Non-Competition Agreement referred to in Section 5.10 hereof and each and every other agreement, undertaking, document or other instrument being executed and delivered by any of the Selling Group in connection with or pursuant to this agreement, the Closing under this agreement or any of the transactions contemplated by this agreement (collectively with this agreement, the "Acquisition Documents").

                        3.2   Authority of the Companies.  Each of the

   Companies has the full corporate power and authority to enter into and perform each of the Acquisition Documents to which it is a party. The









   execution and delivery of each of the Acquisition Documents to which any of the Companies is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of each of the respective Companies and no other proceedings on the part of any of the respective Companies are necessary to authorize each of the Acquisition Documents to which it is a party or the consummation of the transactions contemplated thereby.

                        3.3   Enforceability.  Each of the Acquisition

   Documents has been duly executed and delivered by each of the Selling Group a party thereto and constitutes the valid and binding agreement of each of the Selling Group a party thereto enforceable against him, her or it in accordance with its terms, except that such enforcement may be limited by

   (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, (ii) equitable rules or principles affecting the enforcement of obligations generally, whether at law or in equity, or (iii) the exercise of the discretionary powers of any court before which may be brought any proceeding seeking equitable remedies, including without limitation specific performance and injunctive relief.

                        3.4   Ownership of Stock.  Each Seller is the record

   and beneficial owner of the number of shares issued by the Company as set forth opposite his or her name on Schedule 3.4, free and clear of any and all Liens.  The Company is the record and beneficial owner of all issued and outstanding shares of capital stock of New England.


                        3.5   Existence and Qualification.  Each of the

   Companies is a corporation duly organized, validly existing and in good


                                   -4-




   standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business and to own and operate its assets and properties as conducted and operated.  Each of the

   Companies is duly qualified to conduct business and is in good standing in each jurisdiction wherein the nature of its business and operations requires it to be qualified under the laws of such jurisdiction.

                        3.6   Capitalization.

                        (a)   The authorized capital stock of each of the

   Companies is as set forth on Schedule 3.6(a).  All of the issued and outstanding shares of capital stock of the Company are owned of record and beneficially by the Sellers as set forth on Schedule 3.4 and all of the issued and outstanding shares of capital stock of New England are owned of record and beneficially by the Company.  No other shares of the capital stock of any of the Companies are, or at the time of the Closing will be,

   outstanding.  All of the Acquired Shares are duly authorized for issuance,

   are validly issued, and are fully paid and nonassessable, with no personal liability attaching thereto and each of the Acquired Shares and each of the outstanding shares of capital stock of New England is free and clear of all mortgages, pledges, security interests, liens, charges, encumbrances,

   equities, claims, options, rights, restrictions on transfers (except those imposed by applicable United States federal and state securities laws) and encumbrances of any nature whatsoever (collectively, "Liens").

                        (b)   Except as set forth in Schedule 3.6(b), there

   are no outstanding options, warrants or rights or agreements of any kind to acquire any shares of any class of capital stock of any of the Companies,

   and there are no outstanding securities convertible into or exchangeable for any shares of any class of capital stock of any of the Companies, nor


                                    -5-



   do any of the Companies have any obligation to issue or enter into any such options, warrants, rights, agreements or securities.  There are no existing proxies, agreements or arrangements of any kind that require or permit any shares of any of the Companies to be voted by or at the discretion of anyone other than the record owner.

                        3.7   Consents and Approvals; No Violation.  The

   execution, performance and delivery of each of the Acquisition Documents by each of the Selling Group a party thereto, the  consummation of the transactions contemplated under each of the Acquisition Documents by each of the Selling Group a party thereto and the compliance by each of the

   Selling Group with the provisions of each of the Acquisition Documents to which it is a party will not (a) except as set forth on Schedule 3.7,

   require any of the Selling Group to make any filing or registration with,

   or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority; (b) conflict with or breach any provision of the charter or by-laws of any of the Companies; (c) except as set forth in Schedule 3.7, to the best knowledge of either Seller, conflict with, violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any of the terms, covenants, conditions or provisions of,









   or give rise to a right to terminate or accelerate or increase the amount of payment due under, any Contract (as defined in section 3.8) or other instrument, commitment or obligation to which any of the Selling Group is a party, or by which any of them or any of their respective properties or assets may be bound, except for such as to which requisite waivers or consents either have been obtained (and copies thereof delivered to the

   Buyer) or the obtaining of which has been expressly waived in writing by the Buyer; (d) to the best knowledge of either Seller, conflict with,

   result in a breach or violation of, or constitute a default under any

   Contract applicable to any of the Companies, to which any of the Sellers or any of the Companies may be a party or by which any of the Sellers or any of the Companies may be bound or affected; (e) to the best knowledge of either Seller, result in the creation of any Lien on any asset of any of the Companies or on any of the Acquired Shares; (f) violate any order,

   writ, injunction, decree, judgment, or ruling of any court or governmental authority applicable to any of the Companies or to any of the Acquired

   Shares; or (g) violate any statute, law, rule or regulation applicable to any of the Companies.

                        3.8   Material Contracts.

                        (a)   Schedule 3.8 sets forth a complete and correct

   list of all Material Contracts (as defined below) of any of the Companies.

                        (b)   "Material Contracts" includes any Contract (as

   defined below) that (i) provides for aggregate future payments by one or more of the Companies of more than  $2,000; (ii) was entered into other than in the ordinary course of business; (iii) has an unexpired term









   exceeding six months and may not be canceled upon less than 30 days notice without any liability, penalty or premium; (iv) was entered into with an officer, director or any employee of any of the Companies; (v) constitutes a collective bargaining or other labor agreement; (vi) guarantees or indemnifies or otherwise causes the Companies to be liable for the obligations or liabilities of another; (vii) involves the borrowing or lending of money excluding leases of equipment to the Company in the ordinary course of business and excluding employee advances, all of which are reflected in the books and records of the Company; (viii) involves an agreement with any bank, finance company or similar organization for the sale of any products of the Companies on credit; (ix) involves the sale by or to the Companies of products or services on consignment; (x) is or contains a power of attorney; (xi) contains any renegotiation or redetermination provisions; (xii) restricts any of the Companies from carrying on its respective businesses as presently conducted anywhere in the world; (xiii) involves as a party (A) any of the Selling Group, any officer or director of any of the Companies or any affiliate of any such person or (B) any corporation or other entity (in addition to any of the

   Companies) in which any of the foregoing persons has any interest, or with whom any of the foregoing persons has any relation by blood or marriage,

   direct or indirect; (xiv) requires or is otherwise contingent upon the payment of commissions or compensation to any person not a party to such contract, agreement, lease, understanding or commitment; (xv) contains any warranty terms in addition to the warranties normally given in connection with the sale of the Companies' products; or (xvi) is a lease of real property involving any of the Companies as either a lessor or lessee.  True and complete copies of all Material Contracts listed on Schedule 3.8 have been delivered to the Buyer.

                        (c)   The term "Contract" includes any contract,

   agreement, understanding, commitment, mortgage, debt instrument, security agreement, license, guarantee, lease, charter, franchise, power of attorney, agency and other agreement (whether or not in writing).

                        (d)   The Contracts to which any one or more of the

   Companies is a party and that are not listed on Schedule 3.8 are not material individually to any of the Companies or in the aggregate, to the

   Companies, the Business or the Acquired Shares.

                        (e)   There is not, and has not been, claimed or

   alleged by any person, with respect to any Material Contract, any existing default, or event of default, or event that with notice or lapse of time or both would constitute a default or event of default on the part of the

   Companies or on the part of the other party or parties thereto. The

   Material Contracts are in full force and effect, constitute the legal,

   valid and binding obligations of the Companies party thereto and, to the best knowledge of either Seller, the other parties thereto.  No other party to a Material Contract has asserted the right, and, to the best knowledge of either Seller, no basis exists for the assertion of any right, to renegotiate the terms or conditions of any Material Contract, except upon the normal expiration date thereof.  No consent, approval, authorization or waiver from, or notice to, any other party is required to maintain in full force and effect all of the Material Contracts, other than such consents and waivers as have been obtained and copies of which have been delivered to the Buyer and are unconditional and in full force and effect and such notices as have been duly given.

                        3.9   Financial Statements.

                        (a)   The Selling Group has previously furnished to

   the Buyer (i) the audited balance sheet of the Companies as of December 31,

   1994 (the "Year-end Balance Sheet"), and (ii) the audited statements of income and retained earnings and of cash flows for the year ended Decem-

   ber 31, 1994 (the "1994 Operating Statements"), together with the notes thereto and the audit report thereon by Simeone & Simeone (all of the foregoing financial statements, the "Financial Statements").

                        (b)   The Year-end Balance Sheet presents fairly the

   assets and liabilities of the Company or each of the Companies (as applicable), as of the date thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"). The 1994 Operating

   Statements presents fairly the results of operation and cash flows of the

   Company or each of the Companies (as applicable), for the period thereof in accordance with GAAP.

                        3.10  Absence of Undisclosed Liabilities; Accounts

   Payable.  None of the Companies has any liabilities (whether accrued,

   contingent, known, or otherwise), including without limitation accrued expenses and reserves, deferred revenues and Medicare cost reimbursement obligations relating to the operations of the Companies prior to Closing,

   other than those that (i) are set forth or fully reserved against in the

   Year-end Balance Sheet; or (ii) were incurred since the date of the Year-

   end Balance Sheet; in the ordinary course of business, none of which singly or in the aggregate is materially adverse to the Business or to the operations, condition or prospects of any of the Companies; or (iii) arise under Material Contracts disclosed on Schedule 3.8; or (iv) arise under

   Contracts that are not Material Contracts.  Schedule 3.10 sets forth a detailed list of all accounts payable, itemized by payee, and indicating the age of such accounts payable as of May 31, 1995.

                        3.11  Assets Used in the Business.

                        (a)   The Companies have good, marketable and valid

   title, free and clear of any Lien, to all personal property used in the

   Business or presently located on its premises, except for (i) the leased items of personal property listed on Schedule 3.11, (ii) the leased items of real property listed on Schedule 3.13, (iii) the Liens set forth on

   Schedule 3.11 and (iv) Liens, if any, for current taxes not yet due and payable. Except as set forth on Schedule 3.11, the Companies do not use any property (real or personal) in the Business owned or leased by, or,

   with respect to such property, owe any amount to or have any contract with or commitment to, any of the Selling Group or any director, officer,

   employee, agent, or representative of the Company or their respective affiliates or family members.  Schedule 3.8 sets forth a detailed list of all property, whether real, personal, mixed, tangible or intangible,

   reflected on the 1994 Balance Sheet and owned as of the Closing.

                        (b)   The equipment and other tangible personal

   property used in or relating to the Business is in good operating condition and in good condition of maintenance and repair (subject to ordinary wear and tear), is adequate for use in the conduct of the Business as presently conducted.

                        3.12  Waterbury Site. On the date hereof, the Company

   is leasing the Waterbury Site pursuant to the Waterbury Lease Agreement.

                        3.13  Leased Real Property.  Schedule 3.13 sets forth

   a list of all real property leased to any of the Companies. Each such item of real property is used exclusively in the  Business.  The real property leased by the Company is sufficient and suitable for its present uses and purposes, and the transactions contemplated by this agreement will not adversely affect the Companies' right to use those properties for the same purpose and to the same extent as they were being used by any of the

   Companies prior to the date of this agreement.

                        3.14  Intangible Assets.  Schedule 3.14 sets forth a

   list of (x) all patents, trademarks, trade names, trade dress rights,

   service names, service marks, copyrights, logos, franchises and permits,

   designs, rights and similar rights, authorizations and applications therefor (including registration and applications for registration thereof)

   (collectively, the "Rights") owned by the Company or New England and used in the Business specifying as applicable: (i) the title of such Right;

   (ii) the owner of such Right; and (iii) each jurisdiction by or in which such Right has been issued or registered, or in which an application for such issuance or registration, has been filed, including the respective registration or application date and number, and (y) all license agreements with respect to any Rights as to which any of the Companies is licensor or licensee ("Licenses") specifying for each such License a complete listing and summary description, including the licensor and licensee thereunder,

   the particular Rights under license, the term thereof, and all royalties paid or received thereunder by each of the Companies since January 1, 1993

   (broken down by applicable period thereunder).  The Rights listed in

   Schedule 3.14 are all the Rights which are used in the conduct of the

   Business as currently conducted or as proposed to be conducted and do not infringe upon, and are not inconsistent with, the rights of any third party. Except as set forth in Schedule 3.14, none of the Companies has been sued or threatened with suit, for infringement, violation or breach of any such Rights and no basis exists for any such suit and none of the Selling

   Group is aware of any infringement, violation or breach of such Rights or

   Licenses by any other person.  All of such rights may be used by the

   Companies after the Closing without the consent or approval of any person and without violating the rights of any third party.

                        3.15  Receivables.  The trade accounts and other

   receivables of the Companies, except to the extent of the reserves set forth in the Financial Statements, need not be written off as uncollectible except in non-material amounts in the aggregate, are bona fide receivables,

   arose out of arms' length transactions, are recorded correctly on the books and records of the applicable Companies and will be collected in full within one year from the original date of such receivable.  Except as set forth in Schedule 3.15, such trade accounts and other receivables are not subject to any counterclaim or set-off not reflected in the reserves set forth on the Financial Statements other than in the ordinary course of business and except in non-material amounts in the aggregate.  Set forth in

   Schedule 3.15 is a detailed list, as of May 31, 1995, of all accounts receivable, showing payor names, invoice dates, invoice amounts, aging and allowances for doubtful accounts, or, in the case of earned but unbilled receivables, payor names and dates on which such receivables are billable.

                        3.16  Complete Business.  The real property, personal

   property and intangible assets owned or leased by the Companies represent all of the assets necessary to conduct the Business in the manner in which it has been conducted by the Companies.  No part of the Business is conducted by or through any person or entity other than one or more of the

   Companies.  Except as set forth in Schedule 3.16, none of the Companies owns, leases or licenses any asset, or is a party to any contract,

   arrangement or understanding, that is not used exclusively in the operation of the Business.  No entity (corporate or otherwise) other than the

   Companies had or has any interest or involvement related to the Business as it is currently conducted or has been conducted.

                        3.17  Capital Improvements.  Schedule 3.17 contains a

   description of each capital improvement, construction, renovation or expenditure for new or used equipment or similar project in excess of

   $2,000 (other than routine maintenance and repair) with respect to the assets and properties of the Companies which is in process or for which any contract has been entered into or for which any legally binding commitment by any of the Companies has been made or purchase order issued (the

   "Capital Improvements") .  All other capital improvements of the companies in process or for which any contract has been entered into or for which any commitment has been made or purchase order issued and which are not required to be set forth in Schedule 3.17 will not require annual payments in excess of $2,000 in the aggregate.

                        3.18  Absence of Certain Changes.  Except as

   contemplated by this agreement or as set forth in Schedule 3.18, since

   December 31, 1994 there has not been, occurred or arisen:

                        (a)   any material liability or obligation incurred by

   the Companies other than in the ordinary course of business;

                        (b)   any payment, discharge or satisfaction of any

   claim, liability or obligation (absolute, accrued, contingent or otherwise)

   of the Company or New England except (i) pursuant to existing contractual commitments or (ii) in the ordinary course of business;

                        (c)   any action taken by any of the Selling Group

   which has or could result in the creation of a Lien on any of the assets of the Company or New England;

                        (d)   any debt or receivable in excess of $2,000

   canceled or any claims or rights of substantial value waived by any of the

   Companies except for fair consideration in the ordinary course of business;

                        (e)   except in the ordinary course of business, any

   sale, transfer or other disposition of any right, title or interest in or to any of the properties or assets of the Company or New England (real,

   personal or mixed, tangible or intangible);

                        (f)   any declaration, payment or setting aside for

   payment of any dividend or other distribution (whether in cash, stock or property) in respect of the capital stock of any of the  Companies, any direct or indirect redemption, purchase or other acquisition of shares of









   such capital stock or any split, combination or reclassification of such capital stock (other than the transactions contemplated by this agreement);

                        (g)   (i)  any approval or action to put into effect

   any general increase in any compensation or benefits payable to any class or group of employees of the Company or New England, any increase in the compensation payable or to become payable to any director, officer or key employee or any payment, grant or accrual to or for the benefit of any director, officer or key employee of any bonus, service award, percentage compensation or other benefit, in each case other than raises given since

   January 1, 1995 in the ordinary course and as set forth in Schedule 3.18(g)

   or (ii) except for the termination of the Company s 401(k) plan (which the

   Sellers hereby represent and warrant shall be terminated to the extent practicable prior to Closing, such that no further contributions or allocations of forfeitures may be made thereunder, and as promptly as practicable following Closing, in either case without any cost or expense to the Companies or the Buyer), any adoption or amendment of any employee pension benefit plan, employee welfare benefit plan or foreign employee benefit plan, or any severance agreement or employment contract to which any director or officer of the Company or New England is a party;

                        (h)   any change in any accounting principle or method

   of election for tax purposes used by the Company or New England;

                        (i)   any amendment or change in the articles of

   incorporation or by-laws of the Company or New England;

                        (j)   any adverse change in the business or financial

   condition of the Company or New England;









                        (k)   any prepayment of any obligation of any of the

   Companies, except in the ordinary course of business;

                        (l)   any guarantee, indemnity or other obligation of

   any of the Companies causing any of the Companies to be liable for the obligations or liabilities of another;

                        (m)   any damage, destruction or loss, whether or not

   covered by insurance, materially adverse to the assets or business of any of the Companies; or

                        (n)   any agreement, whether in writing or otherwise,

   to take any action described in this Section 3.18.

                        3.19  Litigation.  Except as set forth on Schedule

   3.19, there are no private or governmental law suits, claims or actions or administrative proceedings against any of the Company or New England pending or threatened against the Company or New England, or the transactions contemplated by this agreement, nor are there any judgments,

   decrees or orders either naming any of the Company or New England or enjoining any of the Company or New England in respect of the acquisition of any securities, rights or property of any kind or in respect of the conduct of business in any area.  None of the matters listed in Schedule

   3.19, if adversely determined against the Company or New England, might,

   individually or in the aggregate, have a material adverse effect on the business, operations, working capital, financial condition, revenues,

   assets, liabilities (whether absolute, contingent or otherwise), reserves or prospects of any of the Company or New England.

                        3.20  Insurance.  Schedule 3.20 sets forth the

   insurance coverage maintained by the Companies on their plant, property and equipment and other assets and properties, and all other policies of




                                 -16-





   insurance owned or maintained by any of the Selling Group on or in connection with the Business or any real property used in the Business,

   including all policies or binders of fire, liability, vehicular, title,

   professional, errors and omission and other insurance, specifying the insurer, the type of insurance, the amount of coverage, the deductible amount, if any, the expiration date and the policy number.  Except for amounts deductible under such policies of insurance and described in

   Schedule 3.20, the Companies are not and have not been prior to the date hereof, subject to liability as a self-insurer.  Except as set forth in

   Schedule 3.20, there are no claims pending or threatened under any of said policies or disputes with underwriters regarding coverage under such policies.  Within three years from the date hereof, none of the Companies has been denied or been offered insurance only at a commercially prohibitive premium.  All of the policies disclosed on Schedule 3.20 are valid and binding and in full force and effect, and there is no breach or default with respect to any provision contained in any such policy.

                        3.21  Employee Benefit Plans.

                        (a)   Except as set forth on Schedule 3.21, none of

   the Company or New England, none of the Sellers and none of the affiliates of the Company or New England maintains or contributes to any employee pension benefit plans (as defined in section 3(2) of the Employee

   Retirement Income Security Act of 1974, as amended ("ERISA")).  The only









   welfare benefit plan (as defined in section 3(1) of ERISA), bonus, stock purchase, stock ownership, stock option, deferred compensation, incentive,

   severance, termination or other compensation plan or arrangement, and other employee fringe benefit plans presently or in the past maintained by, or contributed to by the Company or New England, or by any Seller or any

   affiliate for the benefit of any employee of the Company or New England

   (the "Benefit Plans"), are those set forth in Schedule 3.21(a).

                        (b)   The Company, New England and each of the Benefit

   Plans are in compliance with all applicable provisions of ERISA, and those provisions of the Internal Revenue Code of 1986, as amended (the "Code")

   applicable to the Benefit Plans.  All reports, returns and similar documents with respect to the Benefit Plans required to be filed with any government agency or distributed to any Benefit Plan participant have been duly and timely filed or distributed, as the case may be.

                        (c)   All premium payments or other contributions to,

   and payments from, the Benefit Plans which may have been required to be made in accordance with the Benefit Plans have been timely made.  All such premiums or other contributions to the Benefit Plans, and all payments under the Benefit Plans, except those to be made by an insurer, for any period ending before the date hereof that are not yet, but will be,

   required to be made are properly accrued and reflected on the Year-end

   Balance Sheet or are set forth in Schedule 3.21(c).

                        3.22  Environmental Matters.

                        (a)   Each of the Companies holds and is in compliance

   with all environmental permits, certificates, licenses, approvals,

   registrations and authorizations ("Permits") required under all laws, rules and regulations in connection with the Business, and all of such Permits are in full force and effect.  All such Permits and the expiration dates thereof are listed in Schedule 3.22(a).  Except as set forth on Schedule

   3.22(a), all of such Permits are transferable such that the Companies will be entitled to all of the benefits thereof after the Closing without any action on the part of any of the Companies or the Buyer.  Each of the

   Companies has complied with and is not in violation of all applicable environmental statutes, rules, regulations, ordinances and orders of any federal, state, local or foreign governmental or regulatory agency or authority or court, including those relating to Hazardous Substances (as hereinafter defined) .  Each of the Companies has made timely application for renewals of all such Permits, except for such Permits for which, by their terms or by operation of law, a renewal application need not be made more than 90 days before their expiration.

                        (b)   Except as set forth in Schedule 3.22(b), none of

   the Companies has managed or handled any hazardous or toxic or polluting substances (a "Hazardous Substance") on any property now or previously owned, operated or leased by any of the Companies, nor, to the best knowledge of the Sellers, has anyone else managed any Hazardous Substances on any property now or previously owned, operated or leased by the Company or New England.

                        (c)   To the best knowledge of each Seller, there are

   no environmental liens on any properties owned or leased by any of the

   Company or New England and no actions by any federal, state, local or foreign governmental or regulatory agency or authority have been taken or are in process or pending which could subject any of such properties to such liens.

                        (d)   The Selling Group have caused the Company and

   New England to prepare and file all necessary applications for Permit transfers in adequate time for transfer to occur prior to the date hereof.

   Any and all work required after the date hereof to perfect the transfer of all Permits will be performed by the Sellers.

                        (e)   None of the Selling Group knows of any facts or

   circumstances related to environmental matters concerning the existing or previously owned or leased properties or businesses of any of the Companies that could lead to any future environmental claims, liabilities or responsibilities against any of the Company, New England or the Buyer;

   provided, however, that none of the Selling Group has retained any independent expert to conduct any environmental review of such properties or businesses.

                        3.23  Deliveries of Documents; Corporate Records.

                        (a)   Each of Selling Group has delivered to the Buyer

   true, correct and complete copies of all documents, instruments, agreements and records referred to in the schedules to this agreement and copies of the certificates or articles of incorporation and all amendments thereto and the by-laws, as amended, of the each of the Company and New England.

   The minute and stock record books of the Company and New England contain true, correct and complete copies of the records of all meetings and consents in lieu of a meeting of the Board of Directors (and any committee thereof) and voting shareholders of the Company and New England since the dates of their incorporation.

                        (b)   The stock ledger and transfer books of the

   Company and New England are complete and correct and properly reflect all transfers of the capital stock of the Company and New England.

                        3.24  Tax Matters.

                        (a)   Each of the Company and New England has timely

   filed (after giving effect to all extensions) all of its federal, foreign, state and local Tax Returns (as hereinafter defined) required to be filed on or before the date hereof and all such Tax Returns for the year ended

   December 31, 1994, including those relating to carryback losses, actually have been filed prior to the date hereof, regardless of extensions;

   provided, however, that in the event that the Tax Returns for the year ended December 31, 1994, including those relating to carryback losses,

   shall not have been filed prior to the date hereof, then they shall be filed by the Sellers immediately following the Closing in the form reasonably approved by the Buyer prior to filing and in any event shall be the sole responsibility of the Sellers and shall be deemed Tax Returns of the Sellers for purposes of this Section 3.24.  All Tax Returns filed by each of the Company and New England are true, correct and complete and each of the Company and New England has timely paid all Taxes (as hereinafter defined) due and payable on such Tax Returns or on any Tax statement

   (including real estate tax statements) to the extent that the same have become due and payable on or before the Closing.  To the best knowledge of each Seller, each of the Company and New England has complied in all respects with all applicable laws, rules and regulations relating to the reporting, payment, collection and withholding of Taxes and has timely and properly collected or withheld and timely paid over to the proper governmental authorities all Taxes required to be so collected or withheld and paid over.  Since January 1, 1992, except as to each other, neither the

   Company nor New England is or has been a member of any affiliated,

   consolidated, combined or unitary group.

                        (b)   Each of the Selling Group has delivered to the

   Buyer copies of all federal, state and local income and franchise Tax

   Returns of the Company and New England for all periods ending in calendar years 1992, 1993 and 1994, together with copies of all reports of federal,

   foreign, state, and local Tax authorities relating to any audit or examination of such Tax Returns or any action or proceeding assessment or collection relating thereto.  Except as set forth in Schedule 3.24, neither the Company nor New England is a party to, nor is expected to become a party to, any pending or threatened audit, examination, action or proceedings, assessment or collection of Taxes by any governmental authority relating to the business and operations of any of the Company and

   New England.

                        (c)   For purposes of this agreement, the term "Taxes"

   shall mean all taxes, levies or other like assessments, charges or fees

   (including water, sewer and garbage assessments, charges or fees), and shall include, without limitation, any and all income, gross receipts,

   excise, property, sales, use, ad valorem, transfer, profits, severance,

   stamp, occupation, capital stock, occupancy, license, payroll, withholding,

   employment, unemployment, estimated, social security and franchise or other governmental taxes, imposed by the United States, or any state, county,

   local or foreign government or subdivision or agency thereof on any of the

   Company and New England and/or any of their business activities; and such term shall include any interest, penalties or additions to tax attributable to such assessments.

                        (d)   For purposes of this agreement, the term "Tax

   Returns" shall mean all returns (including information returns and amended returns), declarations, reports, estimates and statements regarding Taxes,

   which are or were required to be filed under federal, foreign, state or local law or which were actually filed.

                        3.25  Compliance with Laws; Permits, Etc.

                        (a)   Except as described in Schedule 3.25, each of

   the Company and New England is in compliance with, and no default or violation exists under, any and all laws (including rules, regulations,

   codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of federal and Connecticut state and local governments and all agencies, including without limitation the Connecticut Department of Public

   Health and Addiction Services, thereof (collectively, "Laws and

   Requirements of Laws") applicable to the business, operations and properties of each of the Company and New England (including, but not limited to, material compliance with the federal Occupational Safety and

   Health Administration and all laws, rules and regulations relating thereto), and no action, suit, proceeding, hearing, investigation, charge,

   complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.  Neither the Company nor New

   England and none of the transactions contemplated under this agreement are subject to any judgment, order or decree entered in any lawsuit,

   governmental or legal proceeding, and no investigations by any governmental authority, have been conducted (other than by the Sellers or the Company and New England) during the two years prior to the date of this agreement,

   in connection with the ownership, operations or business of the Company or

   New England.  Each of the Company and New England has duly filed all reports and returns required to be filed with governmental authorities and obtained all governmental or regulatory permits and licenses and all other governmental consents which are required in connection with and related to the business and operations of any of the Company and New England and in connection with the transactions contemplated by this agreement.  Such permits, licenses and consents are in full force and effect, will remain in full force and effect after the Closing, and no proceedings for the suspension or cancellation of any of them is pending or threatened.

   Schedule 3.25 contains a complete list or description or all of such permits, license and consents.  The Company and New England are eligible,

   and are fully certified, to participate as providers under Medicare and the

   Medicaid program of Connecticut and are in full compliance in all respects with all applicable requirements for participation in those programs.

                        (b)   The Company and New England have maintained all

   relevant records pertaining to their participation as Medicare and Medicaid providers, which records have been and shall be preserved in order to permit complete responses to any regulatory inquiries.

                        (c)   All of the products sold by any of the Company

   and New England or in connection with the Business are fit for the use or uses intended, have been sold in all respects in compliance with all Laws and Requirements of Laws and none of such products are subject to regulation by any federal, state or local agency except as set forth on

   Schedule 3.25.

                        3.26  Conflicts.  Except as set forth in Schedule

   3.26, none of the Selling Group or any officer or director of any of the

   Company and New England or affiliate thereof (a) has or within the past three years has had any direct or indirect interest in (i) any entity which transacts any business with any of the Company and New England or (ii) any property, asset or right that is used in the conduct of the business of any of the Company and New England, or (b) has or within the past three years has had any contractual relationship with any of the Company and New

   England, other than such relationship as relates to being such officer or director of any of the Company and New England.

                        3.27  Customers.  Schedule 3.27 sets forth the

   revenues of each of the Company and New England for the year ended December

   31, 1994 and indicating the approximate total revenue from each of the 10 largest customers of the Business during said period.  Except as set forth in Schedule 3.27, there has not been any adverse change in the business relationship of any of the Company and New England with any such customer and none of the Selling Group is aware of any threatened loss of any such customer or the basis for any such loss.  None of the Selling Group and none of the Company and New England has any Contracts with any such customers other than Material Contracts.  The actual consummation of the specific transactions contemplated by this agreement will not result in any of the twenty largest customers or suppliers reducing or terminating its business with either the Company or New England.  The business relationship of each of the Company and New England with each such customer is an arms'

   length relationship and no affiliation, relationship or transaction

   (financial or otherwise) exists or has existed, directly or indirectly,

   between any such parties (or officers, directors, employees or agents of such parties) except as is expressly described in the Material Contracts relating thereto.

                        3.28  Labor Matters.  There are no labor strikes,

   slowdowns or stoppages or other labor troubles pending or threatened with respect to the employees or other health care personnel of any of the

   Company and New England; no representation questions exist; no collective bargaining agreement binding on any of the Company and New England restricts any of the Company and New England from relocating or closing any or all of their respective businesses or operations; there are no grievances asserted which might have an adverse effect upon the Business, or the financial condition or prospects of the Company and New England, nor is there pending any arbitration proceeding arising out of or under any labor union agreement; and none of the Company and New England has experienced any work stoppage during the last five years.  Schedule 3.28 contains a list of all employees of the Company and New England and a list of all vacation and other benefits thereof accrued to the date hereof.  The

   Company and New England previously have provided to the Buyer all copies of and information regarding its employment policies and manuals.

                        3.29  Bank Accounts.  Schedule 3.29 sets forth the

   names and locations of all banks, depositories and other financial institutions in which each of the Company and New England has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto.

                        3.30  Officers and Directors.  Schedule 3.30 sets

   forth the names and titles of the directors and officers of each of the

   Company and New England.

                        3.31  Employees and Other Health Care Personnel.

   Schedule 3.31 contains a list of all persons receiving compensation from any of the Company and New England in excess of $10,000 per annum and a description of the compensation and the components thereof of which each such person presently is or in the future will be entitled.  None of such persons has indicated to the officers of the Company and New England any intent to leave the employ or other relationship of any of the Company and

   New England.

                        3.32  Subsidiaries.  None of the Company and New

   England owns, directly or indirectly, any capital stock or other equity securities of any corporation or has any other equity or ownership interest or investment in any business or other entity; provided, however, that New

   England is a wholly-owned subsidiary of the Company.

                        3.33  No Brokers.  None of the Selling Group has

   retained or utilized the services of any broker, finder or other similar agent or representative in connection with the transactions contemplated by this agreement.

                        3.34  Material Disclosure.  No representation or

   warranty by any of the Selling Group contained in this agreement and no statement contained in any certificate, list, schedule exhibit or other instrument specified or referred to in this agreement, whether heretofore furnished to the Buyer or hereafter furnished to the Buyer pursuant to this agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  All information required to be disclosed by this agreement concerning any of the Companies, the Sellers or the Business has

   been disclosed.

                        4.    Representations and Warranties by the Buyer.

   The Buyer represents and warrants to the Sellers as follows:

                        4.1   Authority of the Buyer.  The Buyer has the full

   corporate power and authority to enter into and perform each of the

   Acquisition Documents to which it is a party.  The execution and delivery of each of the Acquisition Documents to which the Buyer is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Buyer and no other proceedings on the part of the Buyer are necessary to authorize each of the Acquisition Documents to which it is a party or the consummation of the transactions contemplated thereby.

                        4.2   Enforceability.  Each of the Acquisition

   Documents to which the Buyer is a party has been duly executed and delivered by the Buyer and constitutes the valid and binding agreement of the Buyer enforceable against it in accordance with the terms thereby,

   except that such enforcement may be limited by (i) applicable bankruptcy,

   reorganization, insolvency, moratorium or other laws affecting creditors'

   rights generally, (ii) equitable rules or principles affecting the enforcement of obligations generally, whether at law or in equity, or

   (iii) the exercise of the discretionary powers of any court before which may be brought any proceeding seeking equitable remedies, including without limitation specific performance and injunctive relief.

                        4.3   Existence and Qualification.  The Buyer is a

   corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business and to own and operate its assets and properties as conducted and operated.  The Buyer is duly qualified to conduct business and is in good standing in each jurisdiction wherein it is required to be qualified under the laws of such jurisdiction.

                        4.4   Consents and Approvals; No Violation.  The

   execution, performance and delivery by the Buyer of each of the Acquisition

   Documents, the consummation by the Buyer of the transactions contemplated thereby and the compliance by the Buyer with the provisions thereof will not (a) require the Buyer to make any filing or registration with, or obtain any other permit, authorization, consent or approval of, any governmental or regulatory authority; (b) conflict with or breach any provision of the charter or by-laws of the Buyer; (c) conflict with,

   violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default)

   under, any of the terms, covenants, conditions or provisions of, or give rise to a right to terminate or accelerate or increase the amount of payment due under, any note, bond, mortgage, indenture, deed of trust,

   license, guarantee, franchise, permit, lease, charter, franchise, power of attorney, contract, agreement, or other instrument, commitment,

   understanding or obligation to which the Buyer is a party, or by which it or any of its properties or assets may be bound, except for such as to which requisite waivers or consents either have been obtained (and copies thereof delivered to the Sellers) or the obtaining of which has been expressly waived in writing by the Sellers; (d) conflict with, result in a breach or violation of, or constitute a default under any agreement applicable to the Buyer, to which the Buyer may be party or by which the

   Buyer may be bound or affected; (e) result in the creation of any Lien on any asset of the Buyer; (f) violate any order, writ, injunction, decree,

   judgment, or ruling of any court or governmental authority, applicable to the Buyer; or (g) violate any statute, law, rule or regulation applicable to the Buyer.

                        4.5   No Brokers.  The Buyer has not retained or

   utilized the services of any broker, finder or other similar agent or representative in connection with the transactions contemplated by this agreement.
                        4.6   Accounts Receivable.  The Buyer shall use all

   reasonable efforts to collect the accounts receivable set forth on Schedule

   3.15.

                        5.    Further Agreements of the Parties.

                        5.1   Payment of Taxes, Etc.  Each of the Sellers

   shall continue to be responsible for filing his or her own Tax Returns and paying his or her own Taxes, with respect to all periods, either before or after the Closing, and Buyer shall have no liability therefor.

                        5.2   Access to Books and Records.  The Sellers agree

   that on the date hereof all of the books and records relating to any of the

   Companies are located at the main office of the Companies in Milford,

   Connecticut.

                        5.3   Payment of Certain Costs, Expenses, Etc.

                        (a)   The Sellers represent that none of the Companies

   has incurred (whether by actual payment or accrual) any costs or expenses for legal, accounting or other professional fees and disbursements of such professionals in connection with the transactions contemplated by this agreement, all of which costs or expenses are the sole responsibility of the Sellers; provided, however, that the costs and expenses of Simeone &

   Simeone in connection with that firm's preparation of the Financial

   Statements and the Closing Date Financial Statements (as hereinafter defined) shall be borne by the Buyer.

                        (b)   Except as set forth in section 5.3(a), whether

   or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, provided, however, that nothing contained in this section shall relieve any party of any liability for a breach of a covenant set forth in this agreement.

                        5.4   Consents.  Each of the parties hereto will use

   his, her and its best efforts to obtain consents of all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this agreement; provided, however, that the foregoing shall not constitute a limitation upon the covenants and obligations of any of the Selling Group and the Buyer otherwise expressly set forth in this agreement.

                        5.5   Filings.  The Buyer and the Selling Group shall

   each cause to be made, as promptly as practicable, any necessary filing and submissions under the laws of any domestic or foreign jurisdiction to the extent to which the provisions thereof are applicable to each party in connection with the transactions contemplated by this agreement and each will cooperate with the other in causing all such filings and submissions to be made timely.

                        5.6   Additional Agreements.  Each of the parties

   hereto agrees to use its, his or her best efforts to take, or cause to be taken, all reasonable action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this agreement as expeditiously as practicable. If at any time after the date of the Closing any further action is necessary or desirable to carry out the





   purposes of this agreement, each of the parties shall take or cause to be taken all such necessary action, including, without limitation, the execution and delivery of such further instruments and documents as may be reasonably requested by any party for such purposes or otherwise to complete or perfect the transactions contemplated hereby.  Each of the

   Sellers further agrees to use his or her best efforts following the Closing to assist the Buyer in connection with the understanding, defense or pursuance of all matters for which the Buyer shall reasonably request and which the Sellers, by virtue of their relationship with the Companies prior to Closing.

                        5.7   Employment Agreement.  In consideration of the

   monies to be paid by the Buyer to the Sellers under this agreement, and as part of the reason the Buyer is entering into and executing this agreement and in view of the relationship of the individual Sellers, at the Closing,

   Aileen O Connell has entered into an employment agreement with the Company substantially in the form of Exhibit B (the "Employment Agreement"), which contains confidentiality, non-competition and non-solicitation provisions.

                        5.8   Confidentiality and Non-Solicitation.  In

   consideration of the monies to be paid by the Buyer to the Sellers under this agreement, and as part of the reason the Buyer is entering into and executing this agreement, John O Connell has entered into the Non-

   Competition Agreement in the form of Exhibit C.

                        5.9   Lease of Waterbury Site.  The Buyer and the

   Company have entered into the Waterbury  Lease Agreement in the form or

   Exhibit D.

                        5.10  Net Worth.  The Sellers covenant and agree that

   they shall maintain their aggregate net worth in excess of $750,000 during the three-year period commencing on the date hereof.

                        5.11  Closing Date Balance Sheet; Purchase Price

   Adjustment.

                              As promptly as possible after the Closing,

   subject to the completion thereof by Simeone & Simeone, Buyer will deliver to the Sellers the audited balance sheet of the Companies as of the date of

   Closing (the "Closing Date Balance Sheet") and the audit statements of income and retained earnings and of cash flows of the Companies for the period from January 1, 1995 through the date of Closing, together with the notes thereto and the audit report thereon by Simeone & Simeone (all of the foregoing, the "Closing Date Financial Statements"), which Buyer shall cause to be prepared in accordance with generally accepted accounting principles consistently applied ("GAAP").  If and to the extent that the

   Shareholders Equity (determined as provided below)  shown on the Closing

   Date Balance Sheet is less than an amount equal to the Shareholders Equity shown on the Year-end Balance Sheet minus the sum of (i) $100,000 plus (ii)

   up to $15,000 of the amount, if any, by which the amount of accrued vacation as set forth on the Closing Date Balance Sheet exceeds such amount as set forth on the Year-end Balance Sheet, then such difference shall be treated as a reduction of purchase price and the Sellers will, within ten

   (10) days thereafter, pay an amount equal to such difference to Buyer in proportion to their interest in the Shares.  The Sellers guarantee that the first $135,000 of such amount shall be a primary and direct obligation paid directly by Sellers and Buyer shall not be required to make any claim against the Escrow Fund or pursue any other remedies for collection thereof.  Shareholders Equity shall be the difference between Total Assets and Total Liabilities.  "Total Assets" shall mean the total consolidated assets of the Company and its subsidiaries and "Total Liabilities" shall mean the total consolidated liabilities of the Company and its subsidiaries, each as determined in accordance with GAAP.

                        6.    Closing Conditions.

                        6.1   Conditions to Obligation of the Buyer.  The

   obligations of the Buyer to effect the transactions contemplated hereby shall be subject to the fulfillment, or the waiver by the Buyer, at or prior to the Closing, of the conditions set forth below.  Each of the

   Selling Group shall use all reasonable efforts to cause each of those conditions to be satisfied.

                        (a)   There will have occurred no material adverse

   change in the financial condition, operations or prospects of any of the

   Company or New England or the Business from the assets, working capital,

   financial condition, operations and prospects of the Company or New England from that as of December 31, 1994, to the date of the Closing.

                        (b)   The closing of the transactions contemplated

   pursuant to the Waterbury Lease Agreement shall have occurred.

                        (c)   Aileen O Connell shall have executed and

   delivered the Employment Agreement.

                        (d)   John O Connell shall have executed and delivered

   the Non-Competition Agreement.

                        (e)   All amounts owing to the Company or New England

   from any of the Sellers shall have been repaid in full.

                        (f)   The Buyer shall have received the opinion of

   Messrs. Berchem, Moses & Devlin, P.C.  in substantially the form of Exhibit

   E (the "Opinion of the Selling Group's Counsel").

                        (g)   The Buyer shall have received all closing

   documents in form and substance satisfactory to the Buyer and its counsel and all corporate, legal and other proceedings and related matters in connection with the execution, delivery and performance of this agreement shall have been reasonably satisfactory to such counsel.

                        (h)   The Buyer shall have received the written

   resignations of each officer and each director of each of the Company and

   New England which it shall have requested.

                        (i)   There shall be no order, decree or injunction of

   a court of competent jurisdiction which prevents or delays the consummation of the transactions contemplated by this agreement.

                        (j)   All waiting periods under any law, regulation,

   rule or order applicable to, or deemed to be applicable to, any of the transactions contemplated by this agreement shall have expired or been terminated.

                        (k)   There shall have not been proposed or enacted

   (including, without limitation, any threatened proposals or enactment of)

   any statute, rule or regulation, or any change in any existing statute,

   rule or regulation, which prohibits or delays, or threatens to prohibit or delay the performance of the transactions contemplated by this agreement or which changes, or threatens to change in a material adverse manner the business, operations, financial condition or prospects of the Companies from that reflected in the Financial Statements.

                        (l)   There shall not have occurred (i) a declaration

   of a banking moratorium, or any suspension or payments in respect of banks in the United States, or (ii) a commencement of a major war involving the

   United States.

                        6.2   Conditions of the Sellers to Closing.  The

   obligations of the Sellers to effect the transactions contemplated hereby shall be subject to the fulfillment, or the waiver by the Sellers of the conditions set forth below.  The Buyer shall use all reasonable efforts to cause each of those conditions to be satisfied.

                        (a)   The Sellers shall have received the payments to

   be paid at the Closing pursuant to section 1.

                        (b)   The Company shall have signed the Waterbury

   Lease Agreement.

                        (c)   The Company shall have executed and delivered

   the Employment Agreement with Aileen O Connell.

                        (d)   The Sellers shall have received all closing

   documents in form and substance satisfactory to Sellers and their counsel and all corporate, legal and other proceedings and related matters in connection with the execution, delivery and performance of this agreement shall have been reasonably satisfactory to such counsel.

                        (e)   There shall be no order, decree or injunction of

   a court of competent jurisdiction which prevents or delays the consummation of the transactions contemplated by this agreement.

                        (f)   The Sellers shall have received the opinion of

   Messrs. Parker Chapin Flattau & Klimpl, LLP in substantially the Form of

   Exhibit F (the  Opinion of the Buyer s Counsel ).

                        (g)   All waiting periods under any law, regulation,

   rule or order applicable to, or deemed to be applicable to, any of the transactions contemplated by this agreement shall have expired or been terminated.

                        (h)   There shall have not been proposed or enacted

   (including without limitation, any threatened proposals or enactment of) any statute, rule or regulation, or any change in any existing statute,

   rule or regulation, which prohibits or delays, or threatens to prohibit or delay the performance of the transactions contemplated by this agreement.

                        (i)   There shall not have occurred (i) a declaration

   of a banking moratorium, or any suspension or payments in respect of banks in the United States or (ii) a commencement of a major war involving the

   United States.

                        In the event that the Sellers are unwilling to close

   because of a breach by the Buyer of a representation or warranty or other condition which, under this agreement, gives the Sellers the right not to close, Sellers, upon learning of such breach or condition, shall provide notice thereof and, if and to the extent practicable and without causing damage to Sellers, the Buyer shall have a reasonable time in which the cure the breach, condition, etc.

                        7.    Deliveries at Closing.

                        7.1   Deliveries by the Buyer.  At the Closing, the

   Buyer will deliver or cause to be delivered to the Sellers the following items:

                              (i)   bank, certified or cashiers checks or wire

                  transfers for the payment to be made to the Sellers pursuant to section 1;

                              (ii)  the Non-Competition Agreement duly

                  executed by the Company;

                              (iii) the Employment Agreement with Aileen

                  O Connell duly executed by the Company;

                              (iv)  the Waterbury Lease Agreement executed by

   the Company;

                              (v)   the opinion of the Buyer s Counsel;

                              (vi)  such other certificates and other evidence

                  as Seller may reasonably request.

                        7.2   Deliveries by the Sellers.  At the Closing, the

   Sellers will deliver or cause to be delivered to the Buyer the following items:

                              (i)   stock certificates evidencing the Acquired

                  Shares, with stock transfer powers duly endorsed in blank

                  and free and clear of all Liens;

                              (ii)  the opinion of the Selling Group's

                  Counsel;

                              (iii) "good standing" documents, including

                  certifications by each of their respective jurisdictions of incorporation and qualification, of the current payment of taxes and of the valid incorporation and good standing of

                  each Acquired Corporation;

                              (iv)  a certificate, dated as of the date of the

                  Closing, executed by the Sellers, certifying the respective by-laws and incumbency of the officers of such corporation;

                              (v)   a copy, certified by the secretary of

                  state of the state of such corporation's incorporation, of the corporations certificate of incorporation and all

                  amendments thereto;

                              (vi)  resignations of each of the officers and

                  directors of each of the Company and New England requested by the Buyer;

                              (vii) the Non-Competition Agreement, Waterbury

                  Lease Agreement and the Employment Agreement duly executed by the parties thereto other than the Company or New

                  England;

                              (viii)      such other certificates and other

   evidence as Buyer may reasonably request.

                        8.    Indemnification.

                        8.1   Survival of Representations, Warranties and

   Agreements.

                        (a)   Subject to 8.1(c) below, all representations,

   warranties, covenants and agreements of the parties contained in any

   Acquisition Document shall survive the Closing and any investigation at any time made by or on behalf of any other party.

                        (b)   As used in this section 8, any reference to a

   representation, warranty, covenant or agreement contained in any section of this agreement shall also mean a representation, warranty, covenant or agreement in each and every Acquisition Document.

                        (c)   Notwithstanding the provisions of section

   8.1(a), all representations and warranties of the parties contained in any

   Acquisition Document, including those contained in this Section 8, shall expire, terminate and be of no force and effect (nor provide the basis for any claim) and no party shall have any obligation to indemnify under this section 8 unless written notice of any claim resulting from any breach thereof is received prior to two years after the date hereof; provided,

   however, that (i) with respect to claims resulting from a breach of any covenant or agreement or of any representation or warranty of any of the

   Selling Group under any Acquisition Document relating to Taxes (including under section 3.24, 5.3 or 10.1) (a "Tax Claim"), written notice of any such Tax Claim must be received prior to the expiration of the statutory period during which a taxing authority may bring a claim against the

   Company or New England or with respect to any other property or right acquired (including the real property used in the Business) for Taxes which









   are the subject of any such Tax Claim and the Buyer, the Company or New

   England shall have the right to extend any such statutory period, (ii) with respect to claims resulting from a breach of any covenant or of any representation or warranty contained in any of section 3.1, section 3.2,

   section 3.4, section 3.6 or section 3.22 of this agreement, no such time limitation shall be applicable, and (iii) with respect to any indemnification obligations by the Sellers relating to Medicare cost reimbursement, such obligations shall survive so long as any claims for such reimbursement may be made under Medicare rules and regulations.

                        8.2   Indemnification by the Sellers.

                              (a)   Subject to Section 8.1 above and 8.2(b)

   and (d) below, the Sellers shall, jointly and severally, indemnify, defend and hold the Buyer, the Company or New England and any director, officer,

   employee, agent, advisor, parent, shareholder, subsidiary or affiliate of the Buyer (each a "Buyer Indemnitee") harmless from, against and with respect to any and all demands, claims, actions or causes of action,

   assessments, liabilities, losses, costs, damages, penalties, charge or expense, including, without limitation, interest, penalties and reasonable counsel and accountants' fees, disbursements and expenses (collectively,

   "Indemnifiable Losses") arising out of, or related to, (i) any breach by any of the Selling Group of any representation or warranty made by any of the Selling Group in this agreement or any Acquisition Document, (ii) the failure on the part of any of the Selling Group to fully, faithfully and timely perform all covenants to be performed by them, him, her or it under this agreement or any Acquisition Document, (iii) any act or omission









   arising from the conduct of the Business or of the actions of any of the

   Companies prior to the Closing, or (iv) the termination of the Company's

   401(k) plan (collectively, the "Buyer Claims").

                              (b)   Except as to any adjustments in purchase

   price hereunder, which shall not be subject to this Section 8.2(b), the

   Sellers shall only be obligated to indemnify, defend and hold a Buyer

   Indemnitee harmless for Indemnifiable Losses in the event and to the extent that all such Indemnifiable Losses shall exceed $50,000.

                              (c)   The Sellers shall indemnify the Buyer with

   respect to Medicare cost reimbursement obligations relating to the operations of the Companies prior to Closing, but only to the extent that the aggregate amount of all such obligations exceeds the reserve specifically provided for such obligations on the reconciliation schedule prepared by Simeone & Simeone with respect to the Year-end Balance Sheet, a copy of which is attached hereto as Exhibit G; provided, however, that such indemnification shall be reduced by any positive (rather than negative)

   Medicare cost settlement pursuant to any final Medicare Notice of Program

   Reimbursement filed with respect to operations of the Companies prior to

   Closing.

                              (d)   The total liability of the Sellers in

   respect of all Buyer Claims shall be limited to the purchase price set forth in Section 1.2 hereof.

                        8.3   Indemnification by the Buyer.  The Buyer hereby

   agrees to indemnify, defend and hold each Seller harmless from, against and with respect to any and all Indemnifiable Losses arising out of, or related









   to, any breach by the Buyer of any of the representations or warranties made by the Buyer in this agreement or any Acquisition Document, or the failure on the part of the Buyer to fully, faithfully and timely perform all covenants to be performed by it under this agreement or any Acquisition

   Document or arising from the conduct of the business or operations of New

   England occurring on or after the closing (collectively, the "Sellers'

   Claims").

                        8.4   Procedure for Indemnification.

                        (a)   If a party entitled to be indemnified pursuant

   to this agreement (an "Indemnitee") receives notice of the assertion by a third party of any claim or of the commencement by any such person of any action or proceeding (a "Third Party Claim") with respect to which another party hereto (an "Indemnifying Party") is obligated to provide indemnification, the Indemnitee shall give the Indemnifying Party prompt notice thereof after becoming aware of such Third Party Claim in reasonable detail and shall indicate the amount (estimated if necessary) of the

   Indemnifiable Loss that has been or may be sustained by the Indemnitee.  If the Indemnifying Party elects, at his or her expense to compromise or defend such Third Party Claim, he or she shall promptly notify the

   Indemnitee of his or her intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of,

   or defense against, such Third Party Claim.  If the Indemnifying Party elects not to compromise or defend against the Third Party Claim as aforesaid, or fails to notify the Indemnitee of his or her election to do so as herein provided, the Indemnitee may pay (without prejudice to any of









   his or her rights against the Indemnifying Party), compromise or defend such Third Party Claim.  Notwithstanding the foregoing, neither the

   Indemnifying Party nor the Indemnitee may settle or compromise any claim

   (unless the sole relief payable to a Third Party in respect of such Third

   Party Claim is monetary damages that are paid in full by the party settling or compromising such claim) over the objection of the other; provided,

   however, that consent to settlement or compromise shall not be unreasonably withheld.  In any event, the Indemnitee and the Indemnifying Party may each participate in the defense of such Third Party Claim.  Such participation shall be at the expense of each party except if the Indemnitee, in its reasonable discretion, believes that because of its relationship with the

   Third Party it must participate therein, then in such event the participation of the Indemnitee shall be at the expense of the Indemnifying

   Party.  The Indemnitee shall make available to the Indemnifying Party during normal business hours and for reasonable periods, any personnel and any books, records or other documents within its control that are necessary or appropriate for such defense.

                        (b)   Any claim on account of an Indemnifiable Loss

   which does not result from a Third Party Claim shall be asserted by written notice given by the party claiming indemnity to the party from which indemnity is claimed.  The recipient of such notice shall have a period of thirty (30) days within which to respond thereto.  If the recipient does not respond within such 30-day period, such recipient shall be deemed to have accepted responsibility to make payment, and shall have no further right to contest the validity of such claim.  If the recipient does respond within such 30-day period and rejects such claim in whole or in part, the party claiming indemnity shall be free to pursue such remedies as may be available to such party under applicable law.

                        8.5   Remedies Cumulative.  The remedies provided

   herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

                        9.    Miscellaneous.

                        9.1   Amendment and Modification.  This agreement may

   be amended, modified or supplemented only by written agreement of the

   Sellers and the Buyer.

                        9.2   Waiver of Compliance; Consents.  Except as

   otherwise provided in this agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant,

   agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.  Whenever this agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this section 9.2.

                        9.3   Notices.  All notices and other communications

   hereunder shall be given by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

                              If to the Buyer, to:

                              National Home Health Care Corp.
                              850 Bronx River Road
                              Yonkers, New York 10708
                              Attn: Steven Fialkow
                              with a copy to:

                              Gary J. Simon
                              Parker Chapin Flattau & Klimpl, LLP
                              1211 Avenue of the Americas
                              New York, New York 10036

                              If to any of the Selling Group, to:

                              John and Aileen O Connell
                              120 Clark Hill Road
                              Milford, Connecticut 06460

                              with a copy to:

                              Winthrop S. Smith, Jr.
                              Berchem, Moses & Devlin, P.C.
                              75 Broad Street
                              Milford, Connecticut 06460

   All such notices and other communications shall be deemed given or delivered when received, or ten days after mailing, whichever occurs first.

                        9.4   Assignment.  This agreement and all of the

   provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, and legal representatives and their respective successors and permitted assigns.

                        9.5   Governing Law.  This agreement shall be governed

   by the laws of the state of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction,

   effect, performance and remedies and all disputes hereunder shall be resolved in the state or federal courts in Westchester County, New York.

                        9.6   Counterparts.  This agreement may be executed in

   two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                        9.7   Interpretation.  The section headings contained

   in this agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of the Agreement.  As used in this agreement: (a) the term

   "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof; (b) the term "subsidiary"

   when used in reference to any other person shall mean any corporation of which a majority of the outstanding securities having ordinary voting power to elect the Board of Directors of such corporation are owned directly or indirectly by such other person; (c) the term "affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934; and (d) the term

   "family member" of any person shall mean any direct or indirect, natural or adopted, parent, child, sibling, cousin, uncle, or aunt, or family member thereof, of such person, whether by blood, marriage, in-law status or otherwise and whether such relationship is full or in part.

                        9.8   Entire Agreement.  This agreement, including the

   schedules and exhibits hereto and the documents, schedules, certificates









   and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this agreement.  There are no restrictions,

   promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein or therein.  This agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

                        9.9   Specific Performance.  Each of the parties

   hereto acknowledges and agrees that the Buyer, on the one hand, and the

   Sellers on the other hand, would be irreparably damaged in the event any of the provisions of this agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this agreement and to enforce specifically this agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which such party may be entitled, at law or in equity.

                        9.10  Severability.  The invalidity or

   unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

                                          NATIONAL HOME HEALTH CARE CORP.

                                          By: /s/ Robert P. Heller
                                          Name: Robert P. Heller
                                          Title: Chief Financial Officer


                                          NURSE CARE, INC.

                                          By: /s/ John O'Connell
                                          Name: John O'Connell
                                          Title: President






                                          NEW ENGLAND HOME CARE, INC.

                                          By: /s/ John O'Connell
                                          Name: John O'Connell
                                          Title: President


                                          /s/ John O'Connell
                                          John O'Connell


                                          /s/ John O'Connell
                                          John O'Connell, attorney-in-fact for
                                          Aileen O'Connell




































                                                                     EXHIBIT A
                                 ESCROW AGREEMENT

                                  August 4, 1995

                        The parties to this agreement are John O'Connell and Aileen O'Connell (the "Sellers"), National Home Health Care Corp., a Delaware corporation (the "Buyer"), and Parker Chapin Flattau & Klimpl, LLP, a New York partnership, 1211 Avenue of the Americas, New York, New York 10036, as escrow agent (the "Escrow Agent").

                        The Buyer and the Sellers have entered into the Agreement for the Purchase of the Stock of Nurse Care, Inc. and Related Transactions (the "Purchase Agreement"), pursuant to which, among other things, the Buyer has acquired all of the stock of Nurse Care, Inc.

                        As contemplated by the Purchase Agreement, the Buyer and Sellers desire to have a portion of the purchase price delivered now to the Escrow Agent to hold, and the Escrow Agent has agreed to receive, hold and re-deliver said funds, on the terms set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Purchase Agreement.

                  The parties therefore agree as follows:

                        1. Escrow. Pursuant to Section 1.3(i) of the Purchase Agreement, the Buyer contemporaneously herewith has delivered to the Escrow Agent a check in good funds, a wire transfer or other readily available funds in the amount of $575,000 (the "Escrow Amount") and the Escrow Agent hereby acknowledges receipt thereof.

                        2. Investments. The Escrow Agent may invest the Escrow Amount in securities issued or guarantied by the United States of America or deposit the funds with, or invest the funds in certificates of deposit, commercial paper or similar products of, domestic commercial banks that have, or are members of a group of domestic commercial banks that has, consolidated total assets of at least $1,000,000,000, or such other banks or other financial institutions to which the Buyer and the Sellers have consented in writing (hereinafter collectively the "Investments"). The Escrow Amount and income paid or credited on Investments is hereinafter referred to as the "Escrow Fund."

                        3.    Release of Escrow Fund.

                              (a)   The  Escrow Agent shall release the Escrow
   Fund only as permitted by this section 3.

                              (b)   In  the  event  that  the Buyer determines
   that  there  exists  a  claim  for which it is entitled to be reimbursed or indemnified,  or  an  amount for which any Seller is otherwise responsible,
   pursuant  to  the  Purchase  Agreement  or  any other document or agreement
   delivered  in    connection  therewith  (including, without limitation, the liabilities  and  obligations  of any Seller under the Purchase Agreement), the  Buyer  shall  be  entitled  to assert a claim in writing (an  Asserted
   Claim  )  against the Escrow Fund in respect of each such claim and amount, as  the  case  may  be,  by  notifying  the  Sellers  (  with a copy of the notification  to  the  Escrow  Agent) in reasonable detail of the basis and amount  of such Asserted Claim.  If, within ten (10) days after the sending of  such notice by the Buyer, the Escrow Agent shall not have received from the  Sellers a written statement disputing all or any part of such Asserted
   Claim,  then  the  Escrow  Agent  shall deliver to the Buyer so much of the
   Escrow  Fund  as may be available and as may be necessary to pay the amount of  such Asserted Claim in full, and the Escrow Agent shall promptly follow
   such  instructions.    If,  within  ten (10) days after the sending of such
   notice  by  the  Buyer,  the Buyer and the Escrow Agent shall have received from  the  Sellers  a  written statement disputing all or a portion of such
   Asserted Claim, then the Buyer may order the Escrow Agent to deliver to the
   Buyer  so  much  of  the  Escrow  Fund  as  may  be available and as may be necessary  to  pay any portion of such Asserted Claim that is not disputed, and  the  Escrow  Agent shall promptly follow such instructions.  The Buyer shall  have  the right to notify the Sellers of Asserted Claims at any time and  from  time  to  time,  but  only  prior  to  the  Termination Date (as hereinafter defined).

                              (c)   In  the event that the Sellers dispute all
   or a portion of any Asserted Claim within the time and in the manner prescribed in Section 3(b) hereof, the Escrow Agent shall have the right to act in accordance with Section 5 hereof and shall not release any disputed amounts of the Escrow Fund until (i) receipt by the Escrow Agent of joint written instructions from the Buyer and the Sellers directing the manner in which payment of such amounts is to be made, or (ii) as directed by final order of a court of competent jurisdiction which is not subject to further appeal or other appellate review, together with an opinion of counsel to the party which successfully sought such order (or, if no party sought such order, of counsel reasonably acceptable to the Escrow Agent) to the effect that such order is not appealable.

                              (d)   Subject  to  the  foregoing and all of the
   other provisions hereof (i) upon the receipt by the Escrow Agent from the Buyer of written notice that the Buyer has received the final Medicare Notice of Program Reimbursement ("NPR") for the year ended June 30, 1994 and that there is no Asserted Claim relating thereto, which written notice (if applicable) shall be given by the Buyer to the Escrow Agent and the Sellers within 30 days of its receipt of such NPR, the Escrow Agent shall release $287,500 (to the extent not subject to Asserted Claims) of the Escrow Fund then held by it to the Sellers in accordance with the allocation of the Purchase Price among the Sellers as set forth in the Purchase Agreement; and (ii) upon receipt by the Escrow Agent from the Buyer of written notice that the Buyer has received the final NPR for the year ended June 30, 1995 and that there is no Asserted Claim relating thereto, which written notice (if applicable) shall be given by the Buyer to the Escrow Agent and the Sellers within 30 days of its receipt of such NPR, the Escrow Agent shall release (the date of such release, the "Termination Date") so much of the Escrow Fund that is not disputed and that is then held by it to the Sellers in accordance with the allocation of the Purchase Price among the Sellers set forth in the Purchase Agreement.

                        4. Further Assurances. The parties agree to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege or remedy, or (c) to otherwise effectuate the purpose and the terms and provisions of this agreement, each in such form and substance as may be acceptable to the Escrow Agent.

                        5.    Conflicting Demands.

                              (a)   The  Escrow  Agent  shall not be or become
   liable for damages, losses, expenses or interest to the Sellers or any other person for its failure to comply with conflicting or adverse demands. The Escrow Agent shall be entitled to continue to refrain and refuse to act until: (i) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction and venue over the parties and/or the documents, instruments or funds involved herein or affected hereby; and/or (ii) the Escrow Agent shall have received an executed copy of a dispositive settlement agreement to which the parties and all other adverse claimants, if any, are parties and signatories.

                              (b)   In  the  event conflicting claims are made
   or notices are received the Escrow Agent may elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all funds held pursuant to this agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this agreement.

                        6. Consent to Jurisdiction, Etc. The parties hereby covenant and agree that the federal and/or state courts located in Westchester County, New York shall have personal jurisdiction and proper venue over any dispute with the Escrow Agent. In any action or proceeding involving the Escrow Agent in any jurisdiction, each of the parties waives trial by jury.

                        7. Reliance on Documents and Experts. The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telex, facsimile transmission, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent.

                        8. Status of the Escrow Agent, Etc. The Escrow Agent is acting under this agreement as a stakeholder only and shall be considered an independent contractor. No term or provision of this agreement is intended to create, nor shall any such term or provision be deemed to have created, any principal-agent, trust, joint venture, partnership, debtor-creditor or attorney-client relationship between or among the Escrow Agent and the parties. This agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of the Buyer, who may be advised by the Escrow Agent on any and all matters pertaining to this agreement and the escrowed funds and documents. To the extent the Buyer is or has been represented by the Escrow Agent, the Sellers hereby waive any conflict of interest and authorize and direct the Escrow Agent to carry out the terms and provisions of this agreement fairly as to all parties, without regard to any such representation. The Escrow Agent's only duties are those expressly set forth in this agreement, and the parties authorize the Escrow Agent to perform those duties in accordance with its usual practices in holding funds and documents of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this agreement and applicable law or perform any of its duties under this agreement by or through its partners, employees, attorneys, agents or designees.

                        9.    Exculpation.    The  Escrow  Agent  and  its
   designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct, whatsoever for the investment or disposition of funds, the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this agreement), or for any act or omission of any other person engaged by the Escrow Agent in connection with this agreement; and each of the Sellers and the Buyer hereby waives any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct, for other acts and omissions arising out of or related directly or indirectly to this agreement or the escrowed funds or documents; and each of the Sellers and the Buyer hereby expressly waives any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct) against the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

                        10. Indemnification. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended by the parties, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, or any of their respective directors, officers, partners, employees, attorneys or agents, arising out of or related directly or indirectly to this agreement or any escrowed funds or documents, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct.

                        11. Notices. All notices and other communications under this agreement shall be in writing and shall be deemed given when d e livered personally or mailed by registered mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

                        if to the Sellers:

                              John and Aileen O'Connell
                              120 Clark Hill Road
                              Milford, Connecticut  06460

                        with a copy to:

                              Winthrop S. Smith, Jr.
                              Berchem, Moses & Devlin, P.C.
                              75 Broad Street
                              Milford, Connecticut  06460

                        if to Escrow Agent:

                              Parker Chapin Flattau & Klimpl, LLP
                              1211 Avenue of the Americas
                              New York, New York 10036

                        if to the Buyer:

                              National Home Health Care Corp.
                              850 Bronx River Road
                              Yonkers, New York  10708
                              Attn:  Steven Fialkow
                        with a copy to:

                              Gary J. Simon
                              Parker Chapin Flattau & Klimpl, LLP
                              1211 Avenue of the Americas
                              New York, New York 10036

                        12.   Section  and  Other  Headings.   The section and
   other headings contained in this agreement are for reference purposes only and shall not affect the meaning or interpretation of this agreement.

                        13. Governing Law. This agreement has been executed and delivered, and shall be governed by and construed in accordance with the applicable laws pertaining, in the state of New York, without regard to principles of conflicts of law.

                        14. Severability. In the event that any term or provision of this agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination s h a l l not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and p r ovisions of this agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other authority of any of the terms and provisions of this agreement.

                        15. Counterparts. This agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon all of the parties hereto.

                        16. Successors and Assigns; Assignment. Whenever in this agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each parties in this agreement shall inure to the benefit of the successors and assigns of the Escrow Agent; provided, however, that nothing herein shall be deemed to authorize or permit the parties to assign any of their rights or obligations hereunder to any other person.

                        17. No Third Party Rights. The representations, warranties and other terms and provisions of this agreement are for the exclusive benefit of the parties hereto, and no other person, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

                        18.   No Waiver by Action, Etc.  Any waiver or consent
   respecting any representation, warranty, covenant or other term or provision of this agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this agreement in no manner (except as otherwise expressly provided herein)
   shall affect its right at a later time to enforce any such term or provision. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the Escrow Agent under this agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the Escrow Agent under this agreement or applicable law.

                        19. Modification, Amendment, Etc. Each and every modification and amendment of this agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this agreement shall be in writing and signed by each party affected thereby.

                        20.   Entire  Agreement.    This  agreement contains the
   entire agreement of the parties and supersedes all other representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.



                                             Aileen O'Connell



                                             John O'Connell

                                             National Home Health Care Corp.


                                             By:
                                                   Name:
                                                   Title:

   The Escrow Agent:

   Parker Chapin Flattau & Klimpl, LLP


   By:













                                                                     EXHIBIT B





                               EMPLOYMENT AGREEMENT


               EMPLOYMENT AGREEMENT made as of the 1st day of August 1995, by and between New England Home Care, Inc., a Connecticut corporation (the "Company"), and Aileen O Connell (the "Executive").

               Simultaneously with the execution and delivery of this agreement, National Home Health Care Corp., a Delaware corporation (the "Buyer"), is purchasing from the existing shareholders of the Company, including the Executive, all of the outstanding capital stock of the Company and certain affiliates for an aggregate of approximately $3,150,000 (the "Acquisition").

               The Company (which hereinafter in this agreement shall include New England Home Care, Inc., a Connecticut corporation, which is a subsidiary of the Company being acquired as part of the Acquisition) has developed trade secrets, confidential business relationships and other confidential and proprietary property and information in connection with its business and operations all of which are essential and integral components of its success and profitability.

               Prior to the Acquisition, the Executive was a principal shareholder and was actively involved in the business of the Company as an executive officer and, as a result, possesses an intimate knowledge of the Company and its business.

               In order to continue to obtain the benefits of the Executive's services after the Acquisition, the Company wishes to employ the Executive, and the Executive wishes to be employed by the Company, on the terms set forth below.

               It is therefore agreed as follows:

               1. Employment and Term of Employment. The Company hereby employs the Executive, and the Executive hereby accepts and agrees to be employed by the Company for the period commencing on the date hereof and ending on the first anniversary of the date hereof, unless extended as provided in section 6(a) or sooner terminated (the "Employment Period").










               2.    Duties.

                     (a) The Executive shall perform all duties that are customary for a management executive and shall have such other authority and perform such other duties, consistent with her position as may be assigned to her by the President of the Company, to whom the Executive shall report, and by the Board of Directors of the Company. The Executive shall undertake her duties in a manner consistent with the best interests of the Company, shall perform those duties in accordance with the guidelines, policies and procedures established by the Company's Board of Directors, shall perform those duties to the best of her ability and in a diligent manner and shall devote her full time and skills and best efforts to the performance of those duties and to the furtherance of the interests of the business of the Company; provided that the Executive and the Company shall reasonably agree to a work schedule for the Executive that shall permit the Executive to have two afternoons off during any week, subject to the reasonable prior approval of the Company, it being agreed that the Executive in any event shall observe a forty-hour work week.

                     (b) The Executive shall perform her duties based out of the Company's facilities (except as provided in the following sentence), although it is understood and agreed that the Executive shall be required to travel to such locations for business purposes as shall, from time to time, be necessary or desirable for the business of the Company and as may reasonably be requested of her.

               3.    Confidentiality; Nonsolicitation; Noncompetition.

                     (a) The Executive shall not at any time, either during the Employment Period or thereafter, divulge or reveal, in any manner, to any person, firm or corporation (except as may be required by law or as required in the ordinary course of the business of the Company) any confidential or privileged information received by the Executive during the Executive's prior employment with the Company or during the term of this agreement, with regard to the financial, business or other affairs of the Company, or any of the Company's officers, directors, stockholders, subsidiaries, affiliates, customers, suppliers, employees or consultants. The Executive shall keep all such information confidential.

                     (b) The Executive shall not at any time during, or within four years after the termination (however caused) of, the Employment Period, solicit, interfere with, employ or endeavor to entice away any e m ployee, agent or consultant from the Company, from any of its subsidiaries or affiliates, or from any of its customers or suppliers provided that nothing herein shall prevent the Executive from employing or otherwise maintaining a relationship with the accountants, attorneys and other professionals engaged by the Company.

                     (c) The Executive shall not, during the Employment Period and for a period of four years after the termination (whensoever and








   however caused) of the Employment Period (including any extensions thereof), directly or indirectly, engage in any business, or own, manage, or control any interest in any manner, or act as a director, officer or employee or consultant of or perform any services for, any firm, corporation or partnership, that is, directly or indirectly, engaged in any business involved in providing home health care services, including staffing, within the State of Connecticut; provided, however that the Executive shall have the right to make passive investments in public companies, provided that none of the foregoing shall interfere with the duties of the Executive as provided in this agreement.

                     (d)   The  Executive  acknowledges that this agreement is
   being entered into concurrently with the consummation of the Acquisition and that this agreement, including, but not limited to, the provisions of this section 3, are an essential part of the Acquisition and the transactions contemplated in connection therewith and that the Buyer would not invest in the Company or participate in the Acquisition without the benefit of the foregoing covenants by the Executive. The Executive acknowledges that she has consulted with counsel concerning the terms of this agreement, including, but not limited to, the provisions of this section 3, and that the provisions of this section 3 are fair and reasonable. The Executive further acknowledges that compliance with the provisions of this section 3 will not create any hardship on the Executive as the Executive has both independent means and sufficient income to be fully self-supporting without competing with the Company or violating any of the provisions hereof. Accordingly, the Executive shall be bound by the provisions hereof to the maximum extent permitted by law, it being the intent and spirit of the parties that the foregoing shall be fully enforceable. However, if any of the provisions hereof shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, that provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

                     (e) The Executive acknowledges that the services to be rendered under the provisions of this agreement are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Executive agrees and consents that, if she violates or threatens to violate any provision of this section 3, the Company, in addition to any other rights and remedies available under this agreement or otherwise, shall be entitled to an injunction to be issued (without the necessity of a bond) or specific enforcement to be required, by any t r i bunal of competent jurisdiction restricting the Executive from committing or continuing any such violation.

               4. Compensation. The compensation for the Executive during the Employment Period (including any extensions thereof in accordance with clause (i) of section 6(a)) shall be an annual salary of $125,000 payable in accordance with normal Company policies.

               5.    Benefits; Expenses and Vacation.

                     (a) The Executive shall be entitled to such health, medical, insurance and fringe benefits as are generally available to all other full-time employees of the Company. The Executive acknowledges that the Company may modify any of its prior benefit policies after the Acquisition.

                     (b) With prior written consent, the Executive shall be reimbursed for all reasonable expenses incurred in connection with the business of the Company upon the submission of appropriate documentation with respect thereto.

                     (c) The Executive shall be entitled to six weeks paid vacation in accordance with the plans, policies, programs and practices of the Company as generally in effect with respect to the employees of the Company, which vacation shall be taken as mutually agreed between the Executive and the Company.

               6.    Continuation, Termination, Death and Disability.

                     (a) The term of the Employment Period may be extended beyond the initial period set forth in section 1 hereof, either (i) at the sole option of the Company (exercisable by giving notice to the Executive not less than 90 days before the expiration of the initial term), for an additional one-year period which shall end on the second anniversary of the date hereof; provided that in the event that the Company shall not exercise this option within the ninety-day period before the expiration of the initial term and the Executive does not otherwise accept employment by the Company, then the Company shall pay the Executive a one-time severance amount upon the expiration of the initial term in the lump sum amount of $30,000, or (ii) as mutually agreed upon by the Company and the Executive.

                     (b) In the event of the death of the Executive during the term of this agreement, the Employment Period shall terminate automatically and the Executive's estate shall be entitled to receive all monies to which the Executive otherwise would have been entitled under section 4 through the end of the month in which death occurred, and no other monies, except such as may have been accrued for her.

                     (c) In the event of the "disability" of the Executive during the term of this agreement (which shall mean the inability, by reason of physical or mental disability, of the Executive to satisfactorily perform her services under this agreement for a period of 45 consecutive days or an aggregate of 60 days in any 12-month period), the Company shall have the right to terminate the Employment Period upon written notice. If so terminated, the Executive shall be entitled to receive all monies to which the Executive otherwise would have been entitled under section 4 through the end of the 45-day period or 60-day period, as the case may be, and no other monies, except such as may have been accrued for her.

                     (d) If a majority of the directors of the Company vote to remove the Executive from her duties "for cause" (as defined below), the Company shall have the right to immediately terminate the Employment Period and the Executive shall be removed from office effective on the date specified by such Directors, and in such case the Executive shall receive no further monies under section 4 or otherwise, except such as may have been accrued for her. For purposes of this agreement, removal of the Executive from office shall not be deemed "for cause" unless:

                                    (i)   such  removal  shall  have  been the
   result of the conviction of the Executive of fraud or embezzlement on the part of the Executive; or

                                    (ii)  there   has  occurred  a  breach  of
   section 3 of this agreement which has had, or in the reasonable opinion of the Board of Directors of the Company may have, a material adverse effect upon the business or operations of the Company; or

                                    (iii) the  Executive has been convicted of
   or has pleaded guilty or no contest to any felony or any crime involving moral turpitude on her part; or

                                    (iv)  The    Executive   has   failed   to
   discharge the duties, responsibilities or obligations of the Executive under this agreement; provided, however, the Directors shall not terminate this agreement or remove the Executive pursuant to this subparagraph unless the Board of Directors shall have notified the Executive and given the Executive an opportunity to explain such failure to the Board and the Board shall have concluded, after any such presentation the Executive may make, that it is unlikely that the Executive due to the fault of the Executive will be able to properly resume and fully discharge the Executive's duties and obligations hereunder.

                              (e)   If  the  Executive  voluntarily leaves the
   employ of the Company before the expiration of the first year of employment hereunder without the written consent of the Company or as otherwise permitted under this agreement, the Executive shall be entitled to receive no further monies or benefits under section 4 or otherwise, except such as may have been accrued for her.

                        7. Amendment and Modification. This agreement may not be amended, modified or changed except in a writing signed by the party against whom such amendment, modification or the like is sought to be enforced.

                        8. Waiver of Compliance; Consents. Except as otherwise provided in this agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this section 8.

                        9. Notices. All notices and other communications hereunder shall be given by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

                              (a)   If to the Company, to:

                                    New England Home Care, Inc.
                                    c/o National Home Health Care Corp.

                                    850 Bronx River Road
                                    Yonkers, New York 10708
                                    Attn:  Thomas A. Smith

                                    with a copy to:

                                    Gary J. Simon, Esq.
                                    Parker Chapin Flattau & Klimpl, LLP
                                    1211 Avenue of the Americas
                                    New York, New York 10036

                              (b)   If to the Executive, to:

                                    Aileen O Connell
                                    120 Clark Road
                                    Milford, Connecticut 06460

                                    with a copy to:

                                    Winthrop S. Smith, Jr., Esq.
                                    Berchem, Moses & Devlin, P.C.
                                    75 Broad Street
                                    Milford, Connecticut 06460

   All such notices and other communications shall be deemed given or delivered when received, or five days after mailing, whichever occurs first.

                        10. Assignment. Neither this agreement nor any of the Executive's rights, powers, duties or obligations hereunder may be assigned by the Executive. This agreement shall be binding upon and inure








   to the benefit of the Executive and her heirs and legal representatives, and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any person acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed "the Company" for the purposes hereof.

                        11. Governing Law. This agreement shall be governed by the laws of the state of New York applicable to agreements made and to be performed entirely in New York and all disputes arising out of this agreement shall be resolved in the state or federal courts in Westchester County, New York.

                        12. Entire Agreement. This agreement embodies the entire agreement and understanding of the parties hereto. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

                                                  NEW ENGLAND HOME CARE, INC.


                                                  By:

                                                  Name:
                                                  Title:




                                                        Aileen O'Connell


























                                                                     EXHIBIT C


                           NON-COMPETITION AGREEMENT


                        NON-COMPETITION AGREEMENT made as of the 1st day of August 1995, by and between New England Home Care, Inc., a Connecticut corporation (the Company"), and John O'Connell (the "Selling Shareholder").

                        Simultaneously with the execution and delivery of this agreement, National Home Health Care Corp., a Delaware corporation (the "Buyer) , is purchasing from the existing shareholders of the Company, including the Selling Shareholder, all of the outstanding capital stock of the Company for an aggregate of approximately $3,150,000 ( Acquisition").

                        The Company (which hereinafter in this agreement shall
   include New England Home Care, Inc., a Connecticut corporation, which is a subsidiary of the Company and which is being acquired as part of the Acquisition) has developed trade secrets, confidential business r e l ationships and other confidential and proprietary property and information in connection with its business and operations all of which are essential and integral components of its success and profitability.

                        Prior to the Acquisition, the Selling Shareholder was a principal shareholder and executive officer of the Company and, as a result, possesses an intimate knowledge of the Company and its business.

                        The Company wishes to assure itself that the Selling Shareholder will not engage in certain types of activities that would be competitive with or harmful to the business to be carried on by the Company after the consummation of the Acquisition, and the Selling Shareholder has agreed not to engage in any such activities, subject to the terms and conditions of this agreement.

                        It is therefore agreed as follows:

                        1.    Confidentiality; Nonsolicitation; Noncompetition.

                              (a)   The  Selling  Shareholder shall not at any
   time divulge or reveal, in any manner, to any person, firm or corporation (except as may be required by law) any confidential or privileged information received by the Selling Shareholder during the Selling Shareholder's prior association with the Company, with regard to the financial, business or other affairs of the Company, or any of the Company's officers, directors, stockholders, subsidiaries, affiliates, customers, suppliers, employees or consultants. The Selling Shareholder shall keep all such information confidential.









                              (b)   The  Selling Shareholder shall not, within
   four years after the date of this agreement, solicit, interfere with, employ or endeavor to entice away any employee, agent or consultant from the Company, from any of its subsidiaries or affiliates, or from any of its customers or suppliers provided that nothing herein shall prevent the Selling Shareholder from employing or otherwise maintaining a relationship with the accountants, attorneys and other professionals engaged by the Company and Selling Shareholder.

                              (c)   The  Selling  Shareholder shall not, for a
   period of four years after the date of this agreement, directly or indirectly engage in any business, or own, manage, or control any interest in any manner, or act as a director, officer or employee or consultant of or perform any services for, any firm, corporation or partnership, that is, directly or indirectly, engaged in any business involved in providing home health care services, including staffing, within the State of Connecticut; provided, however that the Selling Shareholder shall have the right to make passive investments in public companies.

                              (d)   The  Selling Shareholder acknowledges that
   this agreement is being entered into concurrently with the consummation of the Acquisition and that this agreement, including, but not limited to, the provisions of this section 1, are an essential part of the Acquisition and the transactions contemplated in connection therewith and that the Buyer would not invest in the Company or participate in the Acquisition without the benefit of the foregoing covenants by the Selling Shareholder. The Selling Shareholder acknowledges that he has consulted with counsel concerning the terms of this agreement, including, but not limited to, the provisions of this section 1, and that the provisions of this section 1 are fair and reasonable. The Selling Shareholder further acknowledges that compliance with the provisions of this section 1 will not create any hardship on the Selling Shareholder as the Selling Shareholder has both independent means and sufficient income to be fully self-supporting without competing with the Company or violating any of the provisions hereof. Accordingly, the Selling Shareholder shall be bound by the provisions hereof to the maximum extent permitted by law, it being the intent and spirit of the parties that the foregoing shall be fully enforceable. However, if any of the provisions hereof shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, that provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

                              (e)   The  Selling Shareholder acknowledges that
   the covenants under this agreement are of a unique nature and that it would be difficult or impossible to replace such covenants and that by reason thereof the Selling Shareholder agrees and consents that, if he violates or threatens to violate any provision of this section 1, the Company, in addition to any other rights and remedies available under this agreement or otherwise, shall be entitled to an injunction to be issued (without the








   necessity of a bond) or specific enforcement to be required, by any tribunal of competent jurisdiction restricting the Selling Shareholder from committing or continuing any such violation.

                        2. Amendment and Modification. This agreement may not be amended, modified or changed except in a writing signed by the party against whom such amendment, modification or the like is sought to be enforced.

                        3. Waiver of Compliance; Consents. Except as otherwise provided in this agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this section 3.

                        4. Notices. All notices and other communications hereunder shall be given by personal delivery or by registered or certified mail (return receipt requested) , postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

                                          (a)   If to the Company, to:

                              New England Home Care, Inc.
                              c/o National Home Health Care Corp.
                              850 Bronx River Road
                              Yonkers, New York 10708
                              Attn:       Thomas A. Smith

                              with a copy to:

                              Gary J. Simon, Esq.
                              Parker Chapin Flattau & Klimpl, LLP
                              1211 Avenue of the Americas
                              New York, New York 10036

                        (b)   If to the Selling Shareholder, to:

                              John O'Connell
                              120 Clark Road
                              Milford, Connecticut 06460










                              with a copy to:

                              Winthrop S. Smith,  Jr., Esq.
                              Berchem, Moses & Devlin, P.C.
                              75 Broad Street
                              Milford, Connecticut 06460


   All such notices and other communications shall be deemed given or delivered when received, or ten days after mailing, whichever occurs first.

                        5. Assignment. Neither this agreement nor any of the Selling Shareholder's duties or obligations hereunder may be assigned by the Selling Shareholder. This agreement shall be binding upon and inure to the benefit of the Selling Shareholder and his heirs and legal r e p resentatives, and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any person acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed "the Company" for the purposes hereof.

                        6. Governing Law. This agreement shall be governed by the laws of the state of New York applicable to agreements made and to be performed entirely in New York and all disputes hereunder shall be resolved in the state or federal courts in Westchester County, New York.

                        7.    Entire  Agreement.   This agreement embodies the
   entire agreement and understanding of the parties hereto. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

                                          NEW ENGLAND HOME CARE, INC.


                                          By:  ____________________
                                               Name:
                                               Title:


                                               ____________________
                                               John O'Connell














                                                                     EXHIBIT D

                        THIS  LEASE,  dated  the ______  day of August, 1995
            Between JOHN AND AILEEN O'CONNELL and ROBERT AND EILEEN FARAKAS hereinafter referred to as the Landlord, and NEW ENGLAND HOME CARE, INC. hereinafter referred to as the Tenant, WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the City of Waterbury, County of New Haven and State of Connecticut, more particularly known as 1110 West Main Street, Waterbury, Connecticut, the demised premises being the first two floors thereof.

                        The  term  of  this demise shall be for five (5) years
            beginning August 1995 and ending August 2000.

                        The  rent for the demised term shall be, for the first
            year, Twenty-Four Thousand Dollars and 00/100ths ($24,000.00), which shall accrue at the monthly rate of Two Thousand ($2,000) Dollars per month. Each year after the first year, said rent shall increase by three (3%) percent per year, payable on a monthly basis.

                        The  said  rent is to be payable monthly in advance on
            the first day of each calendar month for the term hereof.

                        The  rent  shall  be  payable  at  the  office of John
            O'Connell at 120 Clark Hill Road, Milford, Connecticut 06460 or as may be otherwise directed by the Landlord in writing.

                    THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

                        First,  --  The Landlord covenants that the Tenant, on
            paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

                        Second, --  The Tenant covenants and agrees to use the
            demised premises as a


            and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

                        Third,  --    The  Tenant  shall, without any previous
            demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the





            times  and  in  the  manner  above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such market terms as shall be reasonably satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be reasonably necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the reasonable cost of such repairs or alterations, and all reasonable expenses of such reletting subject to any existing and/or future secured purchase money financings. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, on may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of the lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale or distress or judgment. The Tenant agrees to pay, as additional rent, all reasonable attorney's fees and other reasonable expenses incurred by the Landlord in enforcing any of the obligations under this lease.

                        Fourth,  --    The Tenant shall not sublet the demised
            premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary in this Lease, Landlord's consent shall not be required to (a) the assignment of this Lease
            or   the  subletting  of  the  demised  premises  to  any  parent corporation wholly-owning Tenant or any wholly-owned subsidiary of Tenant or Tenant's parent corporation; (b) the assignment of this Lease or the subletting of the demised premises to (i) any entity fifty (50%) percent or more of which is owned by Tenant, or (ii) any entity which owns fifty (50%) percent of more of Tenant, or
            (iii) any entity fifty (50%) percent or more of which is under common ownership with Tenant; (c) the assignment of this Lease to a corporation or other entity acquiring all or substantially all of the Tenant's assets; or (d) the transfer of t his Lease to any successor of Tenant by consolidation, merger or other corporate action; provided, however, that Tenant shall remain liable for the rent and other obligations hereunder and any assignee shall not change the use of the demised premises.

                        Fifth,  --    The  Tenant  has  examined  the  demised
            premises,  and  accepts them in their present condition (except as


                                          -2-


            otherwise   expressly   provided   herein)   and   without   any
            representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any structural or building systemic (e.g. plumbing, HVAC, electrical) alterations, additions, or improvements to said premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld
            or    delayed.    All  erections,  alterations,  additions  and
            improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a
            part   thereof  at  the  termination  of  this  Lease,  without
            compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable mater. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

                        Sixth,  --    In the event that any mechanics' lien is
            filed against the premises as a result of alterations, additions or improvements made by the Tenant, and such lien has not been bonded, the Landlord, at its option, after sixty days' notice to the Tenant may bond the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total reasonable expense incurred by the Landlord in bonding the said lien, as additional rent hereunder.

                        Seventh,  --    The  Tenant  agrees to  replace at the
            Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be self-insured by the Tenant at their full insurable value.

                        Eighth,  --   Except where caused by the negligence or
            misconduct of Landlord or its employees, contractors, invitees or agents, the Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part (except for latent defects, conditions, matters or things) for the acts, omissions or negligence of the persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damages to property, or injuries to persons occurring in or about the demised premises, except for those caused by the negligence or misconduct of the Landlord or its employees, contractors, invitees or agents.

                        Ninth,  --    Utilities  and services furnished to the
            demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the
                           ; gas by the
               ; electricity by the
                       ; heat by the
                      ; refrigeration by the
                        ; hot water by the
                                  .  All utilities shall be pro-rated based on
            amount of building used by Tenant. The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.


                                        -4-




                        Tenth, --  The Landlord, or its agents, shall have the
            right to enter the demised premises after reasonable notice to Tenant at reasonable hours in the day or night to examine the same, or to run telephone or the other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants. In such instances, Landlord shall minimize its or its agents, employees or contractor's interference with the conduct of Tenant's business in the demised premises and Tenant's access to the demised premises.

                        Eleventh,  --  In  the event of the destruction of the
            demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord or Tenant, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

                        Twelfth,   --  The Tenant agrees to observe and comply
            with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting for the Tenant's peculiar use of the premises, the Tenant agrees to pay said increase in insurance


                                           -3-


            premiums on the improvements or contents thereof as additional rent.

                        Thirteenth, --  No sign, advertisement or notice shall
            be affixed to or place upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

                       Fourteenth,  --    This lease is subject and is hereby
            subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance. Landlord shall use best efforts to get a Non-Disturbance Agreement from the holder of each such mortgage, deed of trust and/or encumbrance.

                        Fifteenth, --  [Deleted]

                        Sixteenth, --  The rules and regulations regarding the
            demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises. All such rules and regulations shall be non-discriminatory among the tenants and occupants of the building and shall be uniformly enforced.

                        Seventeenth, --  In case of violation by the Tenant of
            any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within 30 days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void after five days notice to Tenant and, the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.








                        Eighteenth,  --    All  notices  and demands, legal or
            otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. if the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to lease a copy thereof with a person of suitable age found on the premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

                        Nineteenth,  --    It is further agreed that if at any
            time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

                        Twentieth,  --    In  the  event that the Tenant shall
            remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding owner shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as on who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

                        Twenty-first,  --  If the property or any part thereof
            wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord or Tenant, may forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

                        Twenty-second, --  [Deleted]

                        Twenty-third, --  Any dispute arising under this lease
            shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

                        Twenty-fourth,  --  No rights are to be conferred upon
            the Tenant or Landlord until this lease has been signed by the Tenant and Landlord, and an executed copy of the lease has been delivered to the Tenant and Landlord.


                                                -6-



                        Twenty-fifth,  --    The foregoing rights and remedies
            are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

                        Twenty-sixth,  --    All  of  the terms, covenants and
            conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual , the Landlord may, at its option, terminate this lease by notifying the executor or administrator or the Tenant at the demised premises.

                        Twenty-seventh,  --   This lease and the obligation of
            Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                        Twenty-eighth,  --  This instrument may not be changed
            orally.

                        All parking available at the demised premises shall be
            reserved for Tenant, provided that 1 space shall be reserved for the third floor tenant.

                        The  tenant  shall have its own set of keys and access
            to the building at all times and on all days.

                        IN WITNESS WHEREOF, the said Parties have hereunto set
            their hands and seals the day and year first above written.


            Witness:

            --------------------------     ---------------------------- (SEAL)
                                             John O'Connell, Landlord


            --------------------------     ---------------------------- (SEAL)
                                             Aileen O'Connell, Landlord


            --------------------------     ---------------------------- (SEAL)
                                             Robert Farakas, Landlord


                                           -7-



            NEW ENGLAND HOME CARE/Tenant

            By:_________________________
                                           ---------------------------- (SEAL)
                                             Eileen Farakas, Landlord

































                                                               EXHIBIT E





                                                      August 4, 1995

            National Home Health Care Corp.
            850 Bronx River Road
            Yonkers, New York  10708

                  Re:   National Home Health Care Corp.
                        Stock Acquisition of Nurse Care, Inc. ("Nurse Care") and New England Home Care, Inc. ("New England")

            Gentlemen:

                        We have acted as special counsel to Nurse Care and New
            England and the individual stockholders of Nurse Care, John O'Connell and Aileen O'Connell (the "Individual Stockholders") (Nurse Care, New England and the Individual Stockholders are sometimes hereinafter collectively referred to as the "Sellers") in connection with the above described transaction. However, you should be aware that (except for the financing transaction with Liberty Bank disclosed in the Agreement (as hereinafter defined)) we have not previously served as counsel to Nurse Care, New England or the Individual Stockholders nor did we serve as counsel for the formation of Nurse Care or New England (hereinafter referred to jointly as the "Companies"), and thus have no particular familiarity with the formation or corporate affairs of the Companies. Other than the corporate documentation necessary for this transaction, we have not prepared or provided legal services to the Companies with respect to any other corporate documentation, nor have we maintained the corporate books or minutes for either of the Companies.

                        We  have  examined  the  following  documents  (the
            "Organization Documents") which have been represented to us as being true and accurate copies of the originals of each of the
            Companies:

                 (1)   Certificates of Incorporation;

                 (2)   By-Laws;

                 (3)   Minutes of the Special Meetings of the Shareholders; and

                 (4)   Minutes of the Special Meetings of the Directors.

            National Home Health Care Corp.
                 August 4, 1995
                 Page 2


                        In  addition  we  have examined the original or a copy
            certified or otherwise identified to our satisfaction as a true copy of each of the following documents (the "Transactional Documents").

                        (1) Agreement For The Purchase Of The Stock of Nurse Care, Inc. And Related Transactions By and Between National Home Health Care Corp. (the "Buyer") and the Sellers (the "Agreement");

                        (2) The Employment Agreement by and between Aileen O'Connell and Nurse Care:

                        (3) The Covenant Not To Compete by and between John O'Connell and Nurse Care;

                        (4) The Escrow Agreement by and between Buyer, the Individual Stockholders and the law firm of Parker, Chapin, Flattau & Klimpl, LLP (the "Escrow Agent").

                        (5) The lease dated August 4, 1995 with respect to 1110 West Main Street, Waterbury, Connecticut by and between New England, as tenant, and the Individual Stockholders as landlord.

                        We have examined such records, documents, instruments,
            certificates of public officials and of the Companies, made such inquiries of officials of the Companies and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.

                        The opinions which follow are subject to the following
            assumptions and limitations:

                        (a) We have assumed the organization, existence, good standing and capacity of all relevant persons and entities (other than the Sellers), including, without limitation, the Buyer and the Escrow Agent, and further assume that such persons and entities have the right, power and authority to enter into the Transactional Documents.

                        (b)   We  have assumed that all documents executed and
            delivered  by  parties  other than the Sellers have, in fact, been





            National Home Health Care Corp.
            August 4, 1995
            Page 3


            executed and delivered by such parties or their duly authorized representatives.

                        We have assumed the authenticity of all documents
            submitted to us as originals and the conformity with the original documents of any copies thereof submitted to us for our examination. We have further assumed that the signatures other than as to the Sellers on all documents and instruments submitted to us as copies conform to the originals.

                        (c)   We  have  assumed  that:    (i)  the  execution,
            delivery and performance of the Transactional Documents and the other documents relating thereto or delivered in connection therewith, the performance of any oral agreements relating thereto, and the consummation of the transactions contemplated by the Transactional Documents or any such other documents or agreements, by any party thereto other than the Sellers, did not, does not now and will not violate or result in any breach of any law, statute, ordinance, rule, regulation, award, order, decree or judgment, in each case whether then or subsequently in effect;
            (ii) the persons other than the Sellers authorizing such execution, delivery, performance or transaction by a party did not violate, are not now violating and will not be in violation of any fiduciary duty owed by such person; (iii) at all times thereafter, such execution, delivery, performance, and transaction by any party thereto other than the Sellers, will not violate, result in a breach of or constitute a default under any indenture, agreement, contract or other instrument to which such other party becomes a party or by which it or any of its assets shall be bound.

                        (d) This opinion is rendered solely for the use of any may be relied upon only by Buyer and may not be filed with or relied upon by any other entity or individual or otherwise released without our written consent.

                        (e) This opinion addresses only those matters as to which you may have requested our opinion and we disclaim any obligation to provide an opinion on any other matter. This letter speaks only as of the date hereof and we expressly disclaim any obligation to update or supplement this opinion.

                        (f) Opinions herein respecting the enforceability of agreements are given on the assumption that such agreements have been duly authorized by the Buyer and the Escrow Agent. We express no opinion with respect to the applicability of, or your compliance with, any law or regulation relating to your obligations under the Transactional Documents. The enforceability of the obligations of the Sellers under any agreement or instrument are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and may be limited to applicable laws which may effect the remedies provided for therein, and are further subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, relating to or affecting the rights of creditors generally.




            National Home Health Care Corp.
            August 4, 1995
            Page 4

                        (g) We express no opinion with respect to laws other than laws of the State of Connecticut.

                        (h) We are relying upon the Affidavit of the Sellers attached hereto as Schedule A (the "Affidavit"), and in the course of our review of the Transactional Documents and the Organizational Documents, and as to the matters set forth therein, we have undertaken no independent investigation. A statement which is based solely upon the Affidavit indicates that we have relied solely on the Affidavit and that we have not made an independent investigation of the facts set forth.

                        (i) To the extent that we have expressly relied upon a statement or representation from any of the Sellers and such statement or representation from any of the Sellers and such statement or representation proves to be incorrect, our opinion is modified accordingly.

                        Based upon and subject to the foregoing, we are of the
            opinion that:

                        (1) To the best of our knowledge, each of the Individual Stockholders has the full right and capacity to enter into and perform the Agreement and each of the Transactional Documents.

                        (2)   Each  of  the Companies has full corporate power
            to enter into and perform each of the Transactional Documents to which it is a party. The execution and delivery of each of the Transactional Documents to which either of the Companies is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of each of the respective Companies.

                        (3)   Each  of  the  Transactional  Documents has been
            duly executed and delivered by each of the Sellers and constitutes the valid and binding agreement of each of the Sellers enforceable
            against  him,  her  or  it,  as applicable, in accordance with its terms.

                        (4) Based solely upon our review of the records maintained in the corporate books of each of the Companies (the "Corporate Books"), and upon the Affidavit, each of the Sellers is the record and beneficial owner of the number of shares issued by the Companies as set forth opposite his, her or its name on
            Schedule 3.4 to the Agreement (the "Shares"), the Shares are not subject to any liens, and there are no options or similar rights to purchase any Shares of capital stock of either of the Companies. Based solely upon our review of the records maintained in the Corporate Books and upon the Affidavit, Nurse Care is the record and beneficial owner of all issued and outstanding shares of capital stock of New England.




            National Home Health Care Corp.
            August 4, 1995
            Page 5


                        (5) Based solely on the Good Standing Certificates attached hereto as Schedule B (the "Good Standing Certificates"), each of the Companies is a corporation in good standing under the laws of the State of Connecticut.

                        (6) Based solely on our review of the records maintained in the Corporate Books and the Affidavit, the authorized capital stock of each of the Companies is set forth on
            Schedule 3.6(a) to the Agreement.

                        (7) The execution, performance and delivery of each of the Transactional Documents by each of the Sellers, the consummation of the transactions contemplated under each of the Transactional Documents by each of the Sellers and the compliance by each of the Sellers with the provisions of each of the Transactional Documents to which it is a party will not conflict with or breach any provision of the charter or by-laws of either of the Companies or, to the best of our knowledge, conflict with, violate or breach any provision of, or constitute a default under, any of the terms, covenants, conditions of any contract or other instrument, commitment or obligation to which any of the Sellers is a party, or by which any of them or any of their respective properties or assets may be bound or violate any statute, law, rule or regulation applicable to any of the Companies.

                        (8)   Based solely on the Affidavit and to the best of
            our knowledge, there is not action, suit, or proceeding pending or threatened  against  the  Sellers  which, if adversely determined, would  either  in  any  case  or  in the aggregate, materially and adversely  affect their properties, assets, financial condition or businesses  or  materially  impair  their  right to carry on their
            businesses  substantially  as  now  conducted  or  proposed  to be conducted.

                        A  statement  which  is  made  "to  the  best  of  our
            knowledge" indicates that in the course of our representation of the Sellers in this matter, we have not become aware of any facts which would cause us to have an opinion contrary to that set forth herein but that we have not made an independent investigation of the facts set forth above, except for the review of the Organization Documents and the Transactional Documents.

                                                Very truly yours,
                                                BERCHEM, MOSES & DEVLIN, P.C.

                                                                     EXHIBIT F

                                                August 4, 1995



            John and Aileen O'Connell
            120 Clark Hill Road
            Milford, Connecticut 06460

            Sir and Madam:

                        We  have acted as counsel to National Home Health Care
            Corp.,  a  Delaware  corporation (the  Buyer ), in connection with
            (i) the agreement for the purchase of the stock of Nurse Care, Inc. and related transactions, dated as of July 31, 1995 (the Stock Purchase Agreement ) between the Buyer, John O'Connell and Aileen O'Connell (such two individuals, the "Sellers"), Nurse Care, Inc., a Connecticut corporation ("Nurse Care"), and New England Home Care, Inc. a Connecticut corporation ("New England");
            (ii) the employment agreement (the Employment Agreement ) dated as of July 31, 1995 between Aileen O'Connell and Nurse Care; (iii) the non-competition agreement (the Non-Competition Agreement ) dated as of July 31, 1995 between John O'Connell and Nurse Care; and (iv) the escrow agreement (the "Escrow Agreement") dated as of the date hereof between the Sellers, the Buyer, and us, as Escrow Agent (the Escrow Agreement, together with the Stock
            P u rchase Agreement, the Employment Agreement and the Non-Competition Agreement, the Acquisition Documents ). This opinion is delivered to you pursuant to section 6.2(f) of the Stock Purchase Agreement. Capitalized terms used but not defined in this opinion have the meanings given to them in the Stock Purchase Agreement.

                        We have examined the executed Stock Purchase Agreement
            and the other Acquisition Documents. We also have examined certificates of certain governmental authorities including the Secretary of State of the state of Delaware. In addition, we have made such other investigations and reviewed such other documents as we deemed necessary to enable us to render this opinion.

                        We  express  no  opinion respecting the Stock Purchase
            Agreement or any of the other Acquisition Documents, or any right, power,  privilege,  remedy  or  interest  intended  to  be created thereunder, insofar as: (a) any of the rights, powers, privileges, remedies and interests of a party thereunder may be limited (i) by
            applicable    bankruptcy,   insolvency,   fraudulent   conveyance,
            reorganization   or  other  laws  affecting  any  rights,  powers,
            privileges, remedies and interests of creditors generally, (ii) by rules  or  principles  of  equity  affecting  the  enforcement  of obligations  generally, whether at law, in equity or otherwise, or
            (iii)  by the exercise of the discretionary powers of any court or
            other authority before which may be brought any proceeding seeking
            equitable   or  other  remedies,  including  (without  limitation)
            specific  performance  and  injunctive  relief;  (b)  the  rights, powers,  privileges, remedies and interests of any party under the
            Stock  Purchase  Agreement    or any other Acquisition Document or
            applicable law which may be exercised or otherwise enforced in bad faith  or  a commercially unreasonable manner; and (c) any term or provision of the Stock Purchase Agreement or any other Acquisition
            Document  purports  to  permit  a  party  to exercise or otherwise


            National Home Health Care Corp.
            August 4, 1995
            Page 2

            enforce powers and privileges and pursue rights and remedies in a manner impermissible under or otherwise inconsistent with applicable laws or public policy from time to time in effect, including (without limitation) exculpations and indemnifications, waivers, powers of attorney and collateral disposition, and non-judicial remedies.

                        We  have  not  examined or reviewed any communication,
            instrument, agreement, document or other item or conducted any independent inquiry or investigation of any matter except as otherwise expressly set forth in this opinion letter. Where reference is made in this opinion letter to matters within our knowledge, or to facts and circumstances known to us, such reference means the actual knowledge of those attorneys within our firm who have substantively represented the Company in connection with the Acquisition Documents.

                        We  have  assumed  that  all  documents  executed  and
            delivered by parties other than the Buyer have, in fact, been executed and delivered by such parties or their duly authorized representatives. We have assumed the authenticity of all documents submitted to us as originals and the conformity with the original documents of any copies thereof submitted to us for our examination. We have further assumed that the signatures other than as to the Buyer on all documents and instruments submitted to us as copies conform to the originals.

                        Our opinions are limited to the date hereof, and we do
            not in any event undertake to advise you of any facts or circumstances occurring or coming to our attention subsequent to the date hereof.

                        Finally,  we  are counsel admitted to practice only in
            the state of New York, and we express no opinion as to the applicable laws of any jurisdiction other than those of the State of New York, the federal laws of the United States of America and the Delaware General Corporation Law.

                        Based  on  the  foregoing,  we  are  of  the following
            opinion:

                        1. The Buyer has the full corporate power and authority to enter into and perform each of the Acquisition
            Documents to which it is a party. The execution and delivery of each of the Acquisition Documents to which the Buyer is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Buyer.

                        2. Each of the Acquisition Documents to which the Buyer is a party has been duly executed and delivered by the Buyer and constitutes the valid and binding agreement of the Buyer enforceable against it in accordance with the terms thereof.




            National Home Health Care Corp.
            August 4, 1995
            Page 3


                        3. Except for franchise taxes payable, the Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

                        4. The execution, performance and delivery by the Buyer of each of the Acquisition Documents, the consummation by the Buyer of the transactions contemplated thereby and the compliance by the Buyer with the provisions thereof will not conflict with or breach any provision of the charter or by-laws of the Buyer.

                        No  persons  other  than  the addressees may rely upon
            this opinion. This opinion may not be quoted in whole or in part in any documents or filed with any governmental agency or other person without the prior written consent of this firm.

                                          Very truly yours,



                                          PARKER CHAPIN FLATTAU & KLIMPL, LLP

                                                                     EXHIBIT G

                                       July 18, 1995

            Mr. John O'Connell
            President
            57 Plains Road
            Milford, Connecticut 06460

            Dear John:

                  For   your  information,  the  composition  of  the  account
            "estimated third-party payor settlements" amounting to $900,586 as of December 31, 1994 is as follows:

                  Cost Report Period                        Receivable
            (Payable)

                  Medicare:
                     June 30, 1993                          $ 14,677
                     June 30, 1994                          (401,327)
                     December 31, 1994                      (385,913)

                  Medicaid (TPL Project):
                     1994                                   (128,023)
                                                            ---------
                                                            ($900,586)

                  The  above  figures  include various reserves based upon the
            June 30, 1993 field audit by Medicare.


                                                 Very truly yours,

                                                 Simione & Simione
                                                 Certified Public Accountants

                                    EXHIBIT 10.2

                                   EMPLOYMENT AGREEMENT






                        EMPLOYMENT  AGREEMENT made as of the 1st day of August
            1995, by and between New England Home Care, Inc., a Connecticut corporation (the "Company"), and Aileen O'Connell (the "Executive").

                        Simultaneously with the execution and delivery of this
            agreement, National Home Health Care Corp., a Delaware corporation (the "Buyer"), is purchasing from the existing shareholders of the Company, including the Executive, all of the outstanding capital stock of the Company and certain affiliates for an aggregate of approximately $3,150,000 (the "Acquisition").

                        The Company (which hereinafter in this agreement shall
            include New England Home Care, Inc., a Connecticut corporation, which is a subsidiary of the Company being acquired as part of the Acquisition) has developed trade secrets, confidential business relationships and other confidential and proprietary property and information in connection with its business and operations all of which are essential and integral components of its success and profitability.

                        Prior  to  the  Acquisition,  the  Executive  was  a
            principal shareholder and was actively involved in the business of the Company as an executive officer and, as a result, possesses an intimate knowledge of the Company and its business.

                        In  order  to  continue  to obtain the benefits of the
            Executive's services after the Acquisition, the Company wishes to employ the Executive, and the Executive wishes to be employed by the Company, on the terms set forth below.

                        It is therefore agreed as follows:

                        1. Employment and Term of Employment. The Company hereby employs the Executive, and the Executive hereby accepts and agrees to be employed by the Company for the period commencing on the date hereof and ending on the first anniversary of the date hereof, unless extended as provided in section 6(a) or sooner
            terminated   (the "Employment Period").

                        2.    Duties.

                              (a) The Executive shall perform all duties that are customary for a management executive and shall have such other authority and perform such other duties, consistent with her position as may be assigned to her by the President of the Company, to whom the Executive shall report, and by the Board of Directors of the Company. The Executive shall undertake her duties in a manner consistent with the best interests of the Company, shall perform those duties in accordance with the guidelines, policies and procedures established by the Company's Board of Directors, shall perform those duties to the best of her ability and in a diligent manner and shall devote her full time and skills and best efforts to the performance of those duties and to the furtherance of the interests of the business of the Company; provided that the Executive and the Company shall reasonably agree to a work schedule for the Executive that shall permit the Executive to have two afternoons off during any week, subject to the reasonable prior approval of the Company, it being agreed that the Executive in any event shall observe a forty-hour work week.

                              (b) The Executive shall perform her duties based out of the Company's facilities (except as provided in the following sentence), although it is understood and agreed that the Executive shall be required to travel to such locations for business purposes as shall, from time to time, be necessary or desirable for the business of the Company and as may reasonably be requested of her.

                        3.    Confidentialty; Nonsolicitation; Noncompetition.

                              (a) The Executive shall not at any time, either during the Employment Period or thereafter, divulge or reveal, in any manner, to any person, firm or corporation (except as may be required by law or as required in the ordinary course of the business of the Company) any confidential or privileged infor-mation received by the Executive during the Executive's prior employment with the Company or during the term of this agreement, with regard to the financial, business or other affairs of the Company, or any of the Company's officers, directors, stockholders, subsidiaries, affiliates, customers, suppliers, employees or consultants. The Executive shall keep all such information confidential.

                              (b) The Executive shall not at any time during, or within four years after the termination (however caused) of, the Employment Period, solicit, interfere with, employ or endeavor to entice away any employee, agent or consultant from the Company, from any of its subsidiaries or affiliates, or from any of its customers or suppliers provided that nothing herein shall prevent the Executive from employing or otherwise maintaining a relationship with the accountants, attorneys and other professionals engaged by the Company.

                              (c) The Executive shall not, during the Employ-ment Period and for a period of four years after the termination (whensoever and however caused) of the Employment Period (including any extensions thereof), directly or indirectly, engage in any business, or own, manage, or control any interest in any manner, or act as a director, officer or employee or consultant of or perform any services for, any firm, corporation or partnership, that is, directly or indirectly, engaged in any business involved in provi-ding home health care services, including staffing, within the State of Connecticut; provided, however that the Executive shall have the right to make passive investments in public companies, provided that none of the foregoing shall interfere with the duties of the Executive as provided in this agreement.

                              (d)   The Executive acknowledges that this agree-
            ment is being entered into concurrently with the consummation of the Acquisition and that this agreement, including, but not limited to, the provisions of this section 3, are an essential part of the Acquisition and the transactions contemplated in connection therewith and that the Buyer would not invest in the Company or participate in the Acquisition without the benefit of the foregoing covenants by the Executive. The Executive acknowledges that she has
            consulted   with  counsel  concerning  the terms of this agreement,
            including, but not limited to, the provisions of this section 3, and that the provisions of this section 3 are fair and reasonable. The Executive further acknowledges that compliance with the provi-sions of this section 3 will not create any hardship on the Execu-tive as the Executive has both independent means and sufficient income to be fully self-supporting without competing with the Company or violating any of the provisions hereof. Accordingly, the Executive shall be bound by the provisions hereof to the maximum extent permitted by law, it being the intent and spirit of the parties that the foregoing shall be fully enforceable. However, if any of the provisions hereof shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, that provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

                              (e) The Executive acknowledges that the services to be rendered under the provisions of this agreement are of a unique nature and that it would be difficult or impossible to re-place such services and that by reason thereof the Executive agrees and consents that, if she violates or threatens to violate any provision of this section 3, the Company, in addition to any other rights and remedies available under this agreement or other-wise, shall be entitled to an injunction to be issued (without the necessity of a bond) or specific enforcement to be required, by any tribunal of competent jurisdiction restricting the Executive from committing or continuing any such violation.

                        4. Compensation. The compensation for the Executive during the Employment Period (including any extensions thereof in accordance with clause (i) of section 6(a)) shall be an annual salary of $125,000 payable in accordance with normal Company policies.

                        5.    Benefits; Expenses and Vacation.

                              (a) The Executive shall be entitled to such health, medical, insurance and fringe benefits as are generally available to all other full-time employees of the Company. The Executive acknowledges that the Company may modify any of its prior benefit policies after the Acquisition.

                              (b) With prior written consent, the Executive shall be reimbursed for all reasonable expenses incurred in connection with the business of the Company upon the submission of appropriate documentation with respect thereto.

                              (c) The Executive shall be entitled to six weeks paid vacation in accordance with the plans, policies, programs and practices of the Company as generally in effect with respect to the employees of the Company, which vacation shall be taken as mutually agreed between the Executive and the Company.

                        6.    Continuation, Termination, Death and Disability.

                              (a) The term of the Employment Period may be extended beyond the initial period set forth in section 1 hereof, either (i) at the sole option of the Company (exercisable by giving notice to the Executive not less than 90 days before the expiration of the initial term), for an additional one-year period which shall end on the second anniversary of the date hereof; provided that in the event that the Company shall not exercise this option within the ninety-day period before the expiration of the initial term and the Executive does not other-wise accept employment by the Company, then the Company shall pay the Executive a one-time severance amount upon the expiration of the initial term in the lump sum amount of $30,000, or
              (ii) as mutually agreed upon by the Company and the Executive.

                              (b) In the event of the death of the Executive during the term of this agreement, the Employment Period shall terminate automatically and the Executive's estate shall be entitled to receive all monies to which the Executive otherwise would have been entitled under section 4 through the end of the month in which death occurred, and no other monies, except such as may have been accrued for her.

                              (c) In the event of the "disability" of the Executive during the term of this agreement (which shall mean the inability, by reason of physical or mental disability, of the Executive to satisfactorily perform her services under this agreement for a period of 45 consecutive days or an aggregate of 60 days in any 12-month period), the Company shall have the right to terminate the Employment Period upon written notice.

               If so terminated, the Executive shall be entitled to receive all monies to which the Executive otherwise would have been entitled under section 4 through the end of the 45-day period or 60-day period, as the case may be, and no other monies, except such as may have been accrued for her.

                              (d)   If a majority of the directors of the
               Company vote to remove the Executive from her duties "for cause" (as defined below), the Company shall have the right to immediately terminate the Employment Period and the Executive shall be removed from office effective on the date specified by such Directors, and in such case the Executive shall receive no further monies under section 4 or otherwise, except such as may have been accrued for her. For purposes of this agreement, removal of the Executive from office shall not be deemed "for cause" unless:

                               (i) such removal shall have been the result of the conviction of the Executive of fraud or embezzlement on the part of the Executive; or

                               (ii) there has occurred a breach of section 3 of this agreement which has had, or in the reasonable opinion of the Board of Directors of the Company may have, a material adverse effect upon the business or operations of the Company; or

                               (iii) the Executive has been convicted of or has
               pleaded guilty or no contest to any felony or any crime involving moral turpitude on her part; or

                                (iv) The Executive has failed to discharge the duties, responsibilities or obligations of the Executive under this agreement; provided, however, the Directors shall not terminate this agreement or remove the Executive pursuant to this subparagraph unless the Board of Directors shall have notified the Executive and given the Executive an opportunity to explain such failure to the Board and the Board shall have concluded, after any such presentation the Executive may make, that it is unlikely that the Executive due to the fault of the Executive will be able to properly resume and fully discharge the Executive's duties and obligations hereunder.

                              (e) If the Executive voluntarily leaves the employ of the Company before the expiration of the first year of employment hereunder without the written consent of the Company or as otherwise permitted under this agreement, the Executive shall be entitled to receive no further monies or benefits under section 4 or otherwise, except such as may have been accrued for her.

                        7. Amendment and Modification. This agreement may not be amended, modified or changed except in a writing signed by the party against whom such amendment, modification or the like is sought to be enforced.

                        8. Waiver of Compliance; Consents. Except as other-wise provided in this agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement0 or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this section 8.

                        9.    Notices.    All notices and other communications
               hereunder shall be given by personal delivery or by registered or certified mail (return receipt requested), postage prepaid,
               to the parties at the   following  addresses  (or  at  such other
               address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

                              (a)   If to the Company, to:

                                    New England Home Care, Inc.
                                    c/o National Home Health Care Corp.

                                    850 Bronx River Road
                                    Yonkers, New York 10708
                                    Attn:  Thomas A. Smith

                                    with a copy to:

                                    Gary J. Simon, Esq.
                                    Parker Chapin Flattau & Klimpl, LLP
                                    1211 Avenue of the Americas
                                    New York, New York 10036

                              (b)   If to the Executive, to:

                                    Aileen O'Connell
                                    120 Clark Road
                                    Milford, Connecticut 06460
                                    with a copy to:

                                    Winthrop S. Smith, Jr., Esq.
                                    Berchem, Moses & Devlin, P.C.
                                    75 Broad Street
                                    Milford, Connecticut 06460

            All such notices and other communications shall be deemed given or delivered when received, or five days after mailing, whichever occurs first.

                        10. Assignment. Neither this agreement nor any of the Executive's rights, powers, duties or obligations hereunder may be assigned by the Executive. This agreement shall be binding upon and inure to the benefit of the Executive and her heirs and legal representatives, and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any person acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed "the Company" for the purposes hereof.

                        11. Governing Law. This agreement shall be governed by the laws of the state of New York applicable to agreements made and to be performed entirely in New York and all disputes arising out of this agreement shall be resolved in the state or federal courts in Westchester County, New York.

                        12.   Entire  Agreement.   This agreement embodies the
            entire agreement and understanding of the parties hereto. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.



                                            NEW ENGLAND HOME CARE, INC.



                                            By:_______________________
                                               Name:
                                               Title:



                                               ________________________
                                                    Aileen O'Connell